                             ANNUAL REPORT
                             APRIL 30, 2002

PRUDENTIAL
MUNICIPAL BOND FUND/
HIGH INCOME SERIES & INSURED SERIES

                             FUND TYPE
                             Municipal bond

                             OBJECTIVE
                             High Income Series: Maximum amount of income that is eligible for exclusion from federal income taxes.

                             Insured Series: Maximum amount of income that is eligible for exclusion from federal income taxes, consistent with the preservation of capital.


                             This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                             The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

                                     (LOGO)

Prudential Municipal Bond Fund  High Income Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Municipal Bond Fund/High Income Series (the Series) seeks the maximum amount of income that is eligible for exclusion from federal income taxes by investing primarily in municipal bonds rated single-B or better by recognized credit-rating agencies such as Standard & Poor's (S&P) or Moody's Investors Service (Moody's). The Series also invests in unrated bonds that its investment adviser believes are of comparable quality to rated investments. There can be no assurance that the Series will achieve its investment objective.

Credit Quality
Expressed as a percentage of
total investments as of 4/30/02
 9.3% AAA
14.8  AAA Insured
 3.2  AA
 8.6  A
13.3  BBB
 6.1  BB
 0.0  B
 0.0  CCC and below
 0.7  Cash Equivalents
44.0  Not Rated* (Prudential ratings used):
       4.8  AAA
       0.9  A
       6.7  BBB
      18.4  BB
      12.0  B
       1.2  CCC

* Not rated bonds are believed to be of
comparable quality to rated investments.

Portfolio Composition
Expressed as a percentage of total
investments as of 4/30/02
63.8% Revenue Bonds
15.9  General Obligation Bonds
15.5  Prerefunded
 4.1  Miscellaneous
 0.7  Cash Equivalents

Five Largest Issuers
Expressed as a percentage of
total investments as of 4/30/02
3.2% Memphis Center City
     Revenue Fin. Corp.
2.0  Minnesota Agricultural
     & Economic Development
1.8  Delaware County Ind. Dev.
     Authority   Revenue
1.5  Iowa St. Fin. Authority Healthcare
     Facs. Revenue
1.5  Lake Creek Affordable Hsg. Corp.
     Multifam. Revenue

Holdings are subject to change.

       www.prudential.com  (800) 225-1852

Annual Report  April 30, 2002

Cumulative Total Returns1                        As of 4/30/02

                                       One Year   Five Years     Ten Years      Since Inception2
Class A                                  5.53%  24.52% (24.39)  76.35% (75.83)  110.50% (109.24)
Class B                                  5.27   22.67  (22.55)  70.30  (69.79)  159.30  (155.18)
Class C                                  5.00   21.16  (21.04)       N/A         43.19   (42.76)
Class Z                                  5.79   25.75  (25.62)       N/A         31.23   (30.97)
Lipper High Yield Muni Debt Funds Avg.3  5.80       23.10           74.84             ***
Lehman Brothers Municipal Bond Index4    7.00       36.78           93.25            ****

Average Annual Total Returns1                     As of 3/31/02

                                One Year    Five Years    Ten Years    Since Inception2
Class A                          0.72%     3.79% (3.77)  5.51% (5.48)    5.94% (5.90)
Class B                         -1.22      3.95  (3.93)  5.46  (5.43)    6.70  (6.58)
Class C                          1.42      3.64  (3.62)      N/A         4.52  (4.48)
Class Z                          4.09      4.63  (4.60)      N/A         4.83  (4.80)

Distributions and Yields                  As of 4/30/02

             Total Distributions        30-Day       Taxable Equivalent Yield5 at Tax Rates of
              Paid for 12 Months      SEC Yield                 35%          38.6%
Class A                 $0.60           5.04%                  7.75%         8.21%
Class B                 $0.57           4.95                   7.62          8.06
Class C                 $0.55           4.65                   7.15          7.57
Class Z                 $0.62           5.45                   8.38          8.88

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception dates: Class A, 1/22/90; Class B, 9/17/87; Class C, 8/1/94; and Class Z, 9/16/96. 3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper High Yield Municipal (Muni) Debt Funds category. Funds in the Lipper High Yield Muni Debt Funds Average invest at least 50% of their assets in lower-rated municipal debt issues. 4 The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. 5 Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Investors cannot invest directly in an index.

The returns for the Lipper Average and the Lehman Brothers Municipal Bond Index would be lower if they included the effect of sales charges or taxes.

***Lipper Since Inception returns are 109.55% for Class A, 162.37% for Class B, 46.71% for Class C, and 27.47% for Class Z.

****Lehman Brothers Since Inception returns are 136.39% for Class A, 199.98% for Class B, 64.49% for
Class C, and 41.11% for Class Z.
                                              1

(LOGO)                        June 14, 2002

DEAR SHAREHOLDER,
The current reporting period of the High Income Series and the Insured Series--the 12 months ended April 30, 2002--was characterized largely by a favorable environment for investing in municipal bonds. However, an economic downturn in the United States raised concern about the financial health of some state and local governments. In this uncertain economic climate, the highest-quality municipal bonds outperformed those rated below investment grade for our fiscal year.

The High Income Series' considerable exposure to noninvestment-grade municipal bonds hindered its relative performance for our 12-month reporting period. Returns on lower-quality municipal securities tend to lag the remainder of the tax-exempt market when the economy falters and interest rates decline, but they tend to perform better on a relative basis during times of prosperity and rising rates. As for the Insured Series, its emphasis on intermediate-term bonds rated AAA benefited its relative performance for our fiscal year.

We explain developments in the municipal bond market and each Series' investments on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future investment needs.

Sincerely,

David R. Odenath, Jr., President
Prudential Municipal Bond Fund

Prudential Municipal Bond Fund  High Income Series

Annual Report  April 30, 2002

INVESTMENT ADVISER'S REPORT

HIGH INCOME SERIES
Municipal bonds posted a respectable return for our fiscal year that began May 1, 2001. Since bond prices move in the opposite direction of interest rates, tax-exempt bond prices rose as the Federal Reserve (the Fed) cut short-term rates to help the economy recover from recession. Beginning in late 2001, concern that the economy would soon strengthen and eventually lead the Fed to tighten monetary policy periodically caused market rates to rise.

The Series provided positive returns for our 12-month reporting period. However, the Series underperformed its benchmark Lipper Average for the same time frame primarily because of its larger exposure to lower-quality, higher-yielding municipal bonds, which were mostly not rated. Their prices gained less than prices of investment-grade bonds amid the challenging economic conditions of the recession.

OUR CREDIT-QUALITY "BARBELL" STRATEGY
We employed a barbell strategy during our fiscal year that took into consideration differences in the quality of bonds. One side of our barbell emphasized not-rated, mostly lower-quality bonds, which provide solid interest income and are considered to be a rather defensive investment. Not-rated municipal bonds tend to perform well on a relative basis during economically prosperous times when rising interest rates weigh on the prices of debt securities. We had the flexibility to invest a considerable portion of our assets in not-rated bonds as it took relatively little money to buy the AAA-rated zero coupon bonds that comprised the high-quality side of our barbell. (Zero coupon bonds are discussed on page 4.)

Some of the Series' not-rated municipal bonds hindered its relative performance because they actually declined in value. For example, the Series owns bonds of a waste-to-energy incinerator located in the Village of Robbins, Illinois. The bonds suffered due to growing concern about the financial health of Foster Wheeler, the firm that guarantees the bonds.
                                             3

Prudential Municipal Bond Fund  High Income Series

Annual Report  April 30, 2002

EMPHASIS ON PRICE APPRECIATION AS RATES FELL
To gain access to the high-quality end of the municipal market, we bought AAA-rated zero coupon bonds maturing in 20 years. These bonds are so named because they provide no interest income and are sold at deeply discounted prices to compensate for their lack of periodic interest payments. Zero coupon bonds are the most interest-rate-sensitive of all bonds, and perform better than other types of bonds when interest rates fall and bond prices rally. Thus, we favored them for their potential price appreciation.

Prices of zero coupon bonds gained as the Fed cut short-term rates seven times during our fiscal year, in addition to four reductions completed earlier in 2001 before our reporting period began. Altogether, the rate banks charge each other for overnight loans and the rate member banks pay to borrow from the Fed's discount window were lowered 4.75 percentage points to 1.75% and 1.25%, respectively. By the time the last two rate cuts occurred in November and December 2001, however, the Fed was widely believed to be nearly finished easing monetary policy because the economy seemed poised to recover. Anticipation of an economic rebound pushed market interest rates higher in late 2001, which sent municipal bond prices lower.

Zero coupon bonds were hit hard by the sell-off, but they improved along with the rest of the tax-exempt market in early 2002 as the "January effect" took hold. The January effect refers to an annual supply/demand imbalance that drives municipal bond prices higher. The rally occurred as investors reinvested cash from coupon payments, bond calls, and maturing bonds at a time when bond issuance was minimal because most state and local governments had not initiated borrowing for the new calendar year.

EMPHASIS SHIFTED TO PRESERVATION OF PRINCIPAL
We took profits on some of the Series' AAA-rated zero coupon bonds in January 2002 and used the proceeds to purchase investment-grade bonds with high-coupon rates. Prices of these high-coupon bonds were calculated based on their call dates rather than their original longer-term maturity dates. This occurred in anticipation that issuers of the bonds would retire
    www.prudential.com  (800) 225-1852

them ahead of schedule--that is, on their call dates--in order to cut interest costs. Because these bonds had effectively become shorter-term securities, their prices moved higher and will tend to hold up better than prices of longer-term bonds if the recovering economy pushes up interest rates later in 2002. Selling zero coupon bonds and buying high-coupon bonds shifted the Series' focus from price appreciation to preservation of principal.

SERIES' HEAVY EXPOSURE TO HOSPITAL BONDS HELPED
As for geographical and sector allocation, the Series remained well diversified with bonds of issuers in most states and Puerto Rico. Hospital bonds, which posted one of the highest returns in the municipal market for our 12-month reporting period, according to the Lehman Brothers Municipal Bond Index, were well represented in the Series, accounting for 16% of its total investments as of April 30, 2002. Improving business fundamentals and investor demand for higher-yielding assets benefited the hospital sector.

LOOKING AHEAD
Because of our belief that the economy will continue to improve during 2002, we will look to increase exposure to the single-family housing bond sector of the municipal securities market. These bonds afford higher relative current yields and should benefit as the economy recovers, interest rates edge higher, and the risk of significant mortgage prepayments subsides. In addition, we plan to maintain the Series' sizable exposure to hospital bonds because they too could derive further benefit from the improving economy.

We are also looking for good investment opportunities to selectively increase the Series' exposure to bonds of issuers in California and New York. In 2002, we expect the amount of newly issued bonds in both states to exceed issuance in 2001. Plagued by revenue shortfalls, some municipalities in California and New York will be inclined to borrow money, especially while interest rates are still at relatively low levels.
                                5

Prudential Municipal Bond Fund  Insured Series

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Municipal Bond Fund/Insured Series (the Series) seeks the maximum amount of income that is eligible for exclusion from federal income taxes, consistent with the preservation of capital. The Series invests primarily in municipal obligations whose timely coupon and principal payments (but not market value) are insured by a municipal bond insurance company and are rated AAA/Aaa by Standard & Poor's (S&P), Moody's Investors Service (Moody's), or other nationally recognized credit-rating agencies. The Series may invest in U.S. government-backed municipal obligations. It may also invest in securities that are not rated, and which its investment adviser believes are of comparable quality to the Series' permissible investments. There can be no assurance that the Series will achieve its investment objective.

Our bonds are primarily insured by MBIA Insurance Corp., AMBAC
Assurance Corp., Financial Guaranty Insurance Co., and Financial
Security Assurance Inc.

Credit Quality
Expressed as a percentage of total
investments as of 4/30/02
 2.0% AAA
90.3  AAA Insured
 4.5  AA
 3.2  Cash Equivalents

Portfolio Composition
Expressed as a percentage of total
investments as of 4/30/02
62.6% Revenue Bonds
21.7  General Obligation Bonds
10.2  Prerefunded
 2.3  Miscellaneous
 3.2  Cash Equivalents

Ten Largest Issuers
Expressed as a percentage of
total investments as of 4/30/02
4.5% Washington St. Pub. Power Supply
3.5  New York St. Environmental Fac. Rev.
2.8  Wisconsin St. G.O.
2.7  Hawaii St. Dept. of Budget &
     Finance--Hawaiian Elec.
2.5  Port Authority of NY & NJ
2.5  Chicago Gas Supply--People's Gas
2.4  Jersey City Sewer Rev.
2.4  San Diego Cnty. Wtr. Rev.
2.3  Minneapolis & St. Paul Met. Arpts.
2.2  Onterie Center of Hsg. & Fin.

Holdings are subject to change.

        www.prudential.com  (800) 225-1852

Annual Report  April 30, 2002

Cumulative Total Returns1  As of 4/30/02

                                    One Year       Five Years       Ten Years        Since Inception2
Class A                               6.38%      32.57% (32.57)   81.35% (80.86)     118.69% (116.91)
Class B                               6.12       30.60  (30.60)   75.12  (74.65)     162.16  (150.34)
Class C                               5.86       29.00  (29.00)        N/A            49.14   (48.73)
Class Z                               6.55       33.65  (33.65)        N/A            37.47   (37.35)
Lipper Insured Muni Debt Funds Avg.3  6.18           29.64            80.68                ***
Lehman Brothers Municipal Bond Index4 7.00           36.78            93.25               ****

Average Annual Total Returns1                       As of 3/31/02
                   One Year     Five Years     Ten Years     Since Inception2
Class A             -0.50%     4.92% (4.92)   5.70% (5.67)     6.21% (6.14)
Class B             -2.57      5.07  (5.07)   5.66  (5.63)     6.73  (6.38)
Class C              0.09      4.77  (4.77)       N/A          4.98  (4.94)
Class Z              2.73      5.72  (5.72)       N/A          5.55  (5.54)

Distributions and Yields                  As of 4/30/02

                Total Distributions     30-Day    Taxable Equivalent Yield5 at Tax Rates of
                Paid for 12 Months    SEC Yield             35%            38.6%
Class A              $0.52              3.36%              5.17%           5.47%
Class B              $0.49              3.21               4.94            5.23
Class C              $0.46              2.94               4.52            4.79
Class Z              $0.54              3.71               5.71            6.04

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges.
The Series charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception dates: Class A, 1/22/90; Class
B, 9/17/87; Class C, 8/1/94; and Class Z, 9/16/96. 3 The Lipper
Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper Insured Municipal (Muni)
Debt Funds category. Funds in the Lipper Insured Muni Debt Funds
Average invest at least 65% of their assets in municipal debt issues insured as to timely payment. 4 The Lehman Brothers Municipal
Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. 5 Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Investors cannot invest directly in an index.

The returns for the Lipper Average and the Lehman Brothers Municipal Bond Index would be lower if they included the effect of sales charges or taxes.

***Lipper Since Inception returns are 115.57% for Class A, 174.76% for Class B, 52.70% for Class C, and 32.59% for Class Z.

****Lehman Brothers Since Inception returns are 136.39% for Class A, 199.98% for Class B, 64.49% for
Class C, and 41.11% for Class Z.
                                              7

Prudential Municipal Bond Fund  Insured Series

Annual Report  April 30, 2002

INVESTMENT ADVISER'S REPORT

INSURED SERIES
Insured municipal bonds benefited from favorable market conditions for much of our fiscal year that began May 1, 2001. Bond prices climbed primarily as the Federal Reserve (the Fed) cut short-term rates to revitalize the economy since bond prices move inversely to interest rates. The reduced credit risk associated with insured municipal bonds helped their prices rise more than prices of lower-quality bonds. This advantage enabled insured bonds to post one of the highest returns in the tax-exempt market for our reporting period, according to the Lehman Brothers Municipal Bond Index.

OUR COUPON "BARBELL" STRATEGY
We positioned the Series to take better advantage of rallies in municipal bond prices and to behave more defensively--limit price declines--when the tax-exempt market turned lower. We achieved this balance by using a barbell strategy that incorporated different types of bond coupon rates.

One side of our barbell emphasized AAA-rated, 20-year zero coupon bonds that provided potential for strong price appreciation. (Zero coupon bonds will be discussed in detail on page 9.) The other side emphasized AAA-rated bonds with high coupon rates that mature in 10 to 15 years. We believed that these bonds offered the best risk/reward profile in the municipal market at that time. That is, bonds in the 10- to 15-year maturity range yielded nearly as much as 30-year debt securities, but their prices are expected to decline less than those of longer-term bonds if interest rates rise.

As it turned out, the 15-year sector was the best performing maturity category among insured bonds during our reporting period, based on the Lehman Brothers Municipal Bond Index. The Series' considerable exposure to this sector was a key reason why its Class A shares posted a 6.38% return for our fiscal year and exceeded the 6.18% return of the benchmark Lipper Average. Taking the initial sales charges into account, the Class A shares returned 3.19% over the same time frame.

     www.prudential.com  (800) 225-1852

FOCUS ON PRICE APPRECIATION AS RATES DECLINED
Zero coupon bonds are so named because they provide no interest income and are sold at deeply discounted prices to compensate for their lack of periodic interest payments. They are the most interest-rate-sensitive of all bonds, and perform better than other types of bonds when interest rates fall and bond prices rally. Thus, we valued their potential for price appreciation.

Prices of zero coupon bonds rallied as the Fed lowered short-term rates seven times in addition to the four reductions completed earlier in 2001 before our reporting period began. The Fed continued to ease monetary policy as economic conditions deteriorated further due to the September 11 terrorist attacks on the United States. By the time the last two rate cuts occurred in November and December 2001, however, the Fed was widely believed to be nearly finished easing monetary policy because the economy seemed poised to recover. Anticipation of an economic rebound pushed market rates higher in late 2001, which sent municipal bond prices lower.

Zero coupon bonds were hit hard by the sell-off, but they improved along with the rest of the tax-exempt market in early 2002 as the "January effect" took hold. The January effect refers to an annual supply/demand imbalance that drives municipal bond prices higher. The rally occurred as investors reinvested cash from coupon payments, bond calls, and maturing bonds at a time when bond issuance was minimal because most state and local governments had not initiated borrowing for the new calendar year.

FOCUS SHIFTED TO PRESERVATION OF PRINCIPAL
We took profits on some of the Series' zero coupon bonds in January 2002 and used the proceeds to purchase more high-coupon bonds. Prices of these high-coupon bonds were calculated based on their call dates rather than their original longer-term maturity dates. This occurred in anticipation that issuers of the bonds would retire them ahead of schedule--that is, on their call dates--in order to reduce interest costs. Because these high-coupon bonds had effectively become shorter-term debt securities, their prices moved higher and will tend to hold up better than prices of longer-term bonds if the

Prudential Municipal Bond Fund  Insured Series

Annual Report  April 30, 2002

recovering economy drives interest rates higher later in 2002.
Selling some of the Series' zero coupon bonds and buying more high-coupon bonds shifted the Series' focus from price appreciation to preservation of principal.

As for sector allocation, we favored municipal bonds associated with essential services such as water, sewer, electricity, and healthcare. This approach worked well in light of the fact that economic conditions deteriorated for much of our fiscal year. Of course, the economy rebounded strongly in the first three months of 2002, aided by the Fed's aggressive rate cuts and progress in the war against terrorism. There remains enough uncertainty in the economic picture, however, to justify sticking with our more conservative sector allocation strategy for the time being.

LOOKING AHEAD
Despite the skepticism about the economic recovery, our view is that the economy will continue to improve during 2002 and eventually drive interest rates higher. As a result, we believe that the majority of the Series' total return will be derived from interest income since bond prices are unlikely to rise very much under this economic scenario. Therefore we plan to maintain our focus on preservation of principal in coming months.

We are also looking for good investment opportunities to selectively increase the Series' exposure to bonds of issuers in California and New York. In 2002 we expect the amount of newly issued bonds in both states to exceed issuance in 2001. Plagued by revenue shortfalls, some municipalities in California and New York will be inclined to borrow money, especially while interest rates are still at relatively low levels.

Prudential Municipal Bond Fund Management Team

                             ANNUAL REPORT
                             APRIL 30, 2002

PRUDENTIAL
MUNICIPAL BOND FUND/
HIGH INCOME SERIES & INSURED SERIES


                             FINANCIAL STATEMENTS

Prudential Municipal Bond Fund  Insured Series

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.6%
----------------------------------------------------------------------------------------
Alabama  0.6%
Huntsville Alabama Hlthcare.
 Auth., Ser. B                   A2             5.75%       6/01/32     $    5,000       $    4,880,950
----------------------------------------------------------------------------------------
Arizona  3.0%
Arizona Hlth. Facs. Auth. Hosp.
 Sys. Rev., John C. Lincoln
 Hlth. Net.                      BBB(b)         7.00        12/01/25         4,200            4,316,550
Coconino Cnty. Poll. Ctrl.
 Corp. Rev.,
 Tucson Elec. Pwr., Navajo,
 Ser. A, A.M.T.                  Ba3            7.125       10/01/32         5,000            5,120,800
 Tucson Elec. Pwr., Navajo,
 Ser. B                          Ba3            7.00        10/01/32         1,700            1,743,758
Pima Cnty. Ind. Dev. Auth.,
 Multifam. Mtge. Rev.,
 La Cholla Proj., A.M.T.         NR             8.50        7/01/20          9,150            9,710,163
Surprise Arizona Mun. Prpty.
 Corp., Excise Tax Rev.,
 F.G.I.C.                        Aaa            5.50        7/01/15          3,225            3,439,914
                                                                                         --------------
                                                                                             24,331,185
----------------------------------------------------------------------------------------
Arkansas  1.4%
Northwest Arkansas Reg. Arpt.
 Auth. Rev.,
 A.M.T.                          NR             7.00        2/01/10          3,000            2,984,520
 A.M.T.                          NR             7.625       2/01/27          8,400            8,408,232
                                                                                         --------------
                                                                                             11,392,752
----------------------------------------------------------------------------------------
California  9.1%
Abag Fin. Auth., Nonprofit
 Corps. C.O.P., Amer. Baptist
 Homes, Ser. A                   BB+(b)         6.20        10/01/27         3,200            2,965,376
California Cnty. Tobacco Secs.,
 Stanislaus Funding, Ser. A      A1             5.875       6/01/43          2,500            2,415,450
Corona C.O.P., Vista Hosp. Sys.
 Inc., Ser. C                    NR             8.375       7/01/11         10,000(c)         3,700,000

    12                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Foothill/Eastern Trans.
 Corridor Agcy., Toll Rd. Rev.   Baa3           Zero        1/15/28     $   11,700       $    7,318,350
Lincoln Impvt. Bond Act 1915,
 Pub. Fin. Auth., Twelve
 Bridges                         NR             6.20%       9/02/25          3,810            3,870,579
Los Angeles Reg. Arpts. Lease
 Rev., Ser. C, A.M.T.            B1             7.50        12/01/24         9,250            9,018,658
Orange Cnty. Cmnty. Loc. Trans.
 Auth., Reg. Linked S.A.V.R.S.,
 R.I.B.S.                        Aa2            6.20        2/14/11          7,000            7,987,140
Perris California Cmnty. Facs.
 Dist., Spec. Tax, No. 01-2,
 Ser. A                          NR             6.25        9/01/23          3,000            2,913,750
Richmond Redev. Agcy. Rev.,
 Multifam. Bridge Affordable
 Hsg., Ser. A                    NR             7.50        9/01/23          9,720            9,996,145
Roseville Joint Union H.S.
 Dist.,
 Ser. B, F.G.I.C.                Aaa            Zero        8/01/11          1,440              953,107
 Ser. B, F.G.I.C.                Aaa            Zero        8/01/14          2,220            1,218,847
Sacramento City Fin. Auth.
 Rev., Tax Alloc., Ser. B,
 M.B.I.A.                        Aaa            Zero        11/01/15         5,695            2,881,385
San Joaquin Hills Trans.
 Corridor Agcy.,
 Toll Rd. Rev.                   Aaa            Zero        1/01/14          8,420            4,802,431
 Toll Rd. Rev.                   Aaa            Zero        1/01/25         10,000            2,884,500
San Luis Obispo C.O.P., Vista
 Hosp. Sys., Inc.                NR             8.375       7/01/29          4,000(c)         1,480,000
Vallejo C.O.P., Touro Univ.      Ba3            7.375       6/01/29          3,500            3,563,315
Victor Valley Union H.S. Dist.,
 M.B.I.A.                        Aaa            Zero        9/01/12          3,605            2,266,680
 M.B.I.A.                        Aaa            Zero        9/01/14          4,740            2,624,443
 M.B.I.A.                        Aaa            Zero        9/01/16          3,990            1,946,442
                                                                                         --------------
                                                                                             74,806,598
----------------------------------------------------------------------------------------
Colorado  6.3%
Black Hawk Co. Bus. Impvt.
 Dist.                           NR             7.75        12/01/19         5,285(e)         6,641,078
Colorado Springs Hosp. Rev.      A3             6.375       12/15/30         2,500            2,602,800

    See Notes to Financial Statements                                     13

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Denver Urban Ren. Auth. Tax,
 Inc., Rev.                      NR             7.50%       9/01/04     $    1,675       $    1,682,085
 Inc., Rev.                      NR             7.75        9/01/16          4,000            4,271,120
E-470 Pub. Hwy. Auth. Rev. Cap.
 Apprec., Ser. B, M.B.I.A.       Aaa            Zero        9/01/17         18,000            7,974,000
Lake Creek Affordable Hsg.
 Corp., Multifam. Rev.,
 Ser. A                          NR             6.25        12/01/23        12,575           11,703,301
 Ser. B                          NR             7.00        12/01/23         1,005              944,449
Mountain Vlge.,
 Metro. Dist., San Miguel Cnty.  NR             8.10        12/01/11         1,040            1,068,278
 Metro. Dist., San Miguel Cnty.  NR             8.10        12/01/11         2,160(e)         2,260,526
Silver Dollar Metro. Dist.       NR             7.05        12/01/30         5,000            5,063,800
Superior Metro. Dist. No. 1,
 Wtr. & Swr. Rev.                NR             8.50        12/01/13         6,335(e)         7,342,772
                                                                                         --------------
                                                                                             51,554,209
----------------------------------------------------------------------------------------
Connecticut  0.9%
Connecticut St. Dev. Auth.
 Swr., Netco Waterbury Ltd.,
 A.M.T.                          AAA(b)         9.375       6/01/16          6,575(e)         7,740,747
----------------------------------------------------------------------------------------
District of Columbia  1.1%
Dist. of Columbia Rev.,
 Nat'l. Pub. Radio               NR             7.625       1/01/18          8,800(e)         9,300,544
----------------------------------------------------------------------------------------
Florida  7.1%
Arbor Greene Cmnty. Dev. Dist.,
 Spec. Assmt. Rev.               NR             6.50        5/01/07          1,315            1,328,374
Bayside Impvt. Cmnty. Dev.
 Dist., Ser. B                   NR             6.375       5/01/18          1,370            1,378,083
Broward Cnty. Res. Recov. Rev.
 Rfdg., Wheelabrator, Ser. A     A3             5.50        12/01/08         4,000            4,265,760
Crossings at Fleming Island
 Cmnty. Dev. Dist.               AAA(b)         8.25        5/01/16          7,195(e)         8,298,497
Escambia Cnty. Hlth. Fac. Rev.,
 Hlthcare. Fac., A.M.B.A.C.      Aaa            5.95        7/01/20          3,000            3,288,240

    14                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Florida Hsg. Fin. Corp. Rev.,
 Cypress Trace Apts., Ser. G,
 A.M.T.                          NR             6.60%       7/01/38     $    4,696       $    4,449,883
 Westchase Apts., Ser. B,
 A.M.T.                          NR             6.61        7/01/38          3,940            3,760,769
North Springs Impvt. Dist. Wtr.
 Mgmt.,
 Ser. A                          NR             8.20        5/01/24          1,858(e)         2,061,061
 Ser. B                          NR             8.30        5/01/24          1,635            1,728,947
Oakstead Cmnty. Dev. Dist.,
 Cap. Impvt., Ser. B             NR             6.50        5/01/07          5,000            5,012,650
Orange Cnty. Hlth. Facs. Auth.
 Rev., Adventist Hlth. Sys.      Baa1           6.375       11/15/20         3,750            3,944,962
Orlando Util. Cmnty., Wtr. &
 Elec. Rev., Ser. D              Aa2            6.75        10/01/17         2,000            2,413,780
Palm Beach Cnty. Hsg. Auth.
 Rev., Ser. A                    NR             7.75        3/01/23          4,195            4,357,850
Sarasota Cnty. Hlth. Facs.
 Auth. Rev., Kobernick Hsg.
 Meadow Park Proj.               Aaa            10.00       7/01/22          6,525(e)         6,731,190
Stoneybrook West Cmnty. Dev.
 Dist., Spec. Assmt. Rev.,
 Ser. B                          NR             6.45        5/01/10          2,145            2,158,299
Vista Lakes Cmnty. Dev. Dist.
 Cap. Impvt. Rev., Ser. B        NR             6.35        5/01/05          3,060            3,065,018
                                                                                         --------------
                                                                                             58,243,363
----------------------------------------------------------------------------------------
Georgia  1.0%
Atlanta Arpt. Facs. Rev., Cap.
 Apprec. Ref., M.B.I.A., A.M.T.  Aaa            Zero        1/01/10          2,000            1,338,540
Gainsville & Hall Cnty. Hosp.
 Auth. Rev. Antic. Cert.,
 Northeast Georgia Hlth. Sys.,
 Inc. Proj.                      A-(b)          5.50        5/15/31          2,000            1,925,920
Henry Cnty. Wtr. & Swr. Auth.
 Rev., A.M.B.A.C.                Aaa            6.15        2/01/20          1,000            1,148,290

    See Notes to Financial Statements                                     15

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Rockdale Cnty. Dev. Auth.,
 Solid Wste. Disp. Rev., Visy
 Paper, Inc. Proj., A.M.T.       NR             7.50%       1/01/26     $    4,100       $    4,131,488
                                                                                         --------------
                                                                                              8,544,238
----------------------------------------------------------------------------------------
Illinois  6.1%
Cary Illinois Spec. Tax, Spec.
 Svcs. Area No. 1, Cambridge,
 Ser. A                          NR             7.625       3/01/30          4,000            4,209,880
 Spec. Svcs. Area No. 2,
 Foxford Hill                    NR             7.50        3/01/30          5,000            5,093,150
Chicago Illinois Brd. Ed. Cap.
 Apprec. Sch. Reform, Ser. A     Aaa            Zero        12/01/29        10,500            2,128,455
Chicago O'Hare Int'l. Arpt.,
 Amer. Airlines Proj., Ser. B    B1             8.20        12/01/24         1,000            1,001,760
Chicago Wstewtr. Transmission
 Rev., Cap. Apprec. Ref.,
 Ser. A, M.B.I.A.                Aaa            Zero        1/01/23          8,000            2,501,680
Gilberts Illinois Spec. Svcs.
 Area No. 9, Spec. Tax, Big
 Timber Proj.                    NR             7.75        3/01/27          5,000            5,192,300
Illinois Hlth. Facs. Auth.
 Rev., Reg., M.B.I.A.            Aaa            9.82(g)     8/15/14          5,000            5,445,700
Illinois Hlth. Facs. Auth.
 Rev., Midwest Physician Group
 Ltd.,
 Proj.                           BBB-(b)        8.10        11/15/14         2,760(e)         3,144,192
 Proj.                           BBB-(b)        8.125       11/15/19         3,285(e)         3,785,634
Kane & De Kalb Cntys., Sch.
 Dist. No. 301, Cap. Apprec.,
 A.M.B.A.C.                      Aaa            Zero        12/01/11         3,360            2,154,466
 A.M.B.A.C.                      Aaa            Zero        12/01/13         4,065            2,314,692
Metro. Pier & Expo. Auth.
 Illinois Dedicated St. Tax
 Rev., M.B.I.A.                  Aaa            Zero        6/15/28         15,000            3,370,650
Robbins Illinois Res. Recov.
 Rev.,
 Restruct. Proj., Ser. A,
 A.M.T.                          NR             8.375       10/15/16         5,031(c)            32,703
 Restruct. Proj., Ser. B,
 A.M.T.                          NR             8.375       10/15/16         1,969(c)            12,797

    16                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
 Restruct. Proj., Ser. C,
 A.M.T.                          NR             7.25%       10/15/09    $      664       $      326,326
 Restruct. Proj., Ser. C,
 A.M.T.                          NR             7.25        10/15/24         3,376            1,544,306
 Restruct. Proj., Ser. D,
 A.M.T.                          NR             Zero        10/15/09         1,567              362,284
Springfield Illinois Elec. Rev.
 Sr. Lien, M.B.I.A.              Aaa            5.50        3/01/13          4,000            4,311,520
Winnebago Cnty. Hsg. Auth.,
 Park Tower Assoc., Sec. 8       NR             8.125       1/01/11          3,117            3,190,937
                                                                                         --------------
                                                                                             50,123,432
----------------------------------------------------------------------------------------
Indiana  1.3%
Bluffton Econ. Dev. Rev.,
 Kroger Co. Proj.                Baa3           7.85        8/01/15          7,500            7,725,375
Center Grove Indiana First
 Mtge., A.M.B.A.C.               AAA(b)         5.50        7/15/15          3,120            3,311,786
                                                                                         --------------
                                                                                             11,037,161
----------------------------------------------------------------------------------------
Iowa  3.5%
City of Cedar Rapids Rev.,
 First Mtge., Cottage Grove
 Place Proj.                     AAA(b)         9.00        7/01/25          4,435(e)         5,315,702
 First Mtge., Cottage Grove
 Place Proj.                     AAA(b)         9.00        7/01/18          9,375(e)        11,236,688
Iowa St. Fin. Auth., Hlthcare.,
 Facs. Rev., Mercy Hlth.
 Initiatives Proj.               NR             9.25        7/01/25         10,000           11,846,400
                                                                                         --------------
                                                                                             28,398,790
----------------------------------------------------------------------------------------
Kentucky  1.0%
Kentucky Econ. Dev. Fin. Auth.
 Hlth. Sys. Rev.,
 Norton Hlthcare., Inc., Ser. A  NR             6.50        10/01/20         2,500            2,567,075
 Norton Hlthcare., Inc., Ser. A  NR             6.625       10/01/28         5,625            5,757,019
                                                                                         --------------
                                                                                              8,324,094

    See Notes to Financial Statements                                     17

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Louisiana  2.1%
Calcasieu Parish Inc., Ind.
 Dev. Brd. Rev. Rfdg., Olin
 Corp. Proj.                     Baa3           6.625%      2/01/16     $    3,500       $    3,498,915
Hodge Util. Rev., Stone
 Container Corp., A.M.T.         NR             9.00        3/01/10          5,625            5,631,806
New Orleans Home Mtge. Auth.
 Rev., Sngl. Fam. Mtge.,
 Ser. A, G.N.M.A., A.M.T.        Aaa            8.60        12/01/19         1,510(f)         1,511,646
New Orleans, Cap. Apprec. Ref.,
 A.M.B.A.C.                      Aaa            Zero        9/01/18          3,090(f)         1,289,859
West Feliciana Parish Poll.
 Ctrl. Rev., Gulf St. Util. Co.
 Proj.                           NR             9.00        5/01/15          5,250            5,412,225
                                                                                         --------------
                                                                                             17,344,451
----------------------------------------------------------------------------------------
Maine  0.5%
Maine Hlth. & Higher Edl. Facs.
 Auth. Rev.,
 Piper Shores, Ser. A            NR             7.50        1/01/19          1,000            1,022,410
 Piper Shores, Ser. A            NR             7.55        1/01/29          3,000            3,035,460
                                                                                         --------------
                                                                                              4,057,870
----------------------------------------------------------------------------------------
Maryland  1.7%
Anne Arundel Cnty. Spec.
 Oblig., Arundel Mills Proj.     NR             7.10        7/01/29          3,000            3,197,130
Maryland St. Hlth. & Higher
 Edl. Facs. Auth. Rev.,          Baa1           6.75        7/01/30          5,000            5,387,150
Northeast Wste. Disp. Auth.
 Rev.,
 Sludge Comp. Facs., A.M.T.      NR             8.50        7/01/07          2,595            2,709,595
 Sludge Comp. Facs.,             NR             7.25        7/01/07          2,765            2,830,199
                                                                                         --------------
                                                                                             14,124,074
----------------------------------------------------------------------------------------
Massachusetts  2.5%
Boston Ind. Dev. Fin. Auth.
 Rev., First Mtge. Springhouse
 Proj.                           Aaa            9.25        7/01/15          7,325(e)         8,624,968

    18                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Massachusetts St. Coll. Bldg.
 Proj. & Ref. Bonds, Ser. A      Aa2            7.50%       5/01/14     $    1,750       $    2,212,577
Massachusetts St. Hlth. & Edl.
 Facs. Auth. Rev., Caritas
 Christi Oblig., Ser. B          Baa2           6.75        7/01/16          3,595            3,790,820
Randolph Hsg. Auth., Multifam.
 Hsg., Liberty Place Proj.,
 Ser. A, A.M.T.                  NR             9.00        12/01/21         5,545            5,580,765
                                                                                         --------------
                                                                                             20,209,130
----------------------------------------------------------------------------------------
Michigan  2.5%
Detroit Sewage Disp. Rev.,
 F.G.I.C.                        Aaa            5.70        7/01/23          5,200            5,288,660
Grand Rapids Downtown Dev.
 Auth., Cap. Apprec., M.B.I.A.   Aaa            Zero        6/01/12          3,000            1,868,490
Kalamazoo Michigan Hosp. Fin.
 Auth., Hosp. Fac. Rev.          NR             8.738       6/01/11          2,000(g)         2,106,800
Michigan St. Hosp. Fin. Auth.
 Rev.,
 Pontiac Osteopathic, Ser. A     Baa3           6.00        2/01/14          1,545            1,427,054
 Saratoga Cmnty. Hosp.           NR             8.75        6/01/10          5,065(e)         5,149,687
Michigan St. Strategic Fd. Res.
 Recov. Ltd. Oblig. Rev.,
 Central Wayne Engy. Rec. Ser.
 A, A.M.T.                       NR             6.90        7/01/19          1,500(c)           802,500
 Central Wayne Engy. Rec. Ser.
 A, A.M.T.                       NR             7.00        7/01/27          6,500(c)         3,477,500
                                                                                         --------------
                                                                                             20,120,691
----------------------------------------------------------------------------------------
Minnesota  3.0%
Minneapolis & St. Paul Metro.
 Arpts. Comm. Spec. Fac. Rev.,
 Ser. A, A.M.T.                  NR             7.00        4/01/25          3,000            2,708,550
Minnesota Agricultural & Econ.
 Dev. Rev.,
 Fairview Hlthcare. Sys., Ser.
 A                               A2             6.375       11/15/22        15,000           15,770,550
 Fairview Hlthcare. Sys., Ser.
 A                               A2             6.375       11/15/29         3,000            3,118,260

    See Notes to Financial Statements                                     19

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Southern Minnesota Mun. Pwr.
 Agcy. Pwr. Sup. Sys. Rev.,
 Ser. A, M.B.I.A.                Aaa            Zero        1/01/26     $    9,880       $    2,722,829
                                                                                         --------------
                                                                                             24,320,189
----------------------------------------------------------------------------------------
Missouri  0.2%
Missouri St. Hlth. & Edl. Facs.
 Auth., Hlth. Facs. Rev.,        A2             6.125%      12/01/19         1,250            1,302,338
----------------------------------------------------------------------------------------
Nevada  0.6%
Clark Cnty. Impvt. Dist. No.
 121 Southern Highlands Area     NR             7.50        12/01/19         5,000            5,264,700
----------------------------------------------------------------------------------------
New Hampshire  0.6%
New Hampshire Higher Edl. &
 Hlth. Facs. Auth. Rev.,
 Antioch College                 NR             7.875       12/01/22         5,000            5,266,400
----------------------------------------------------------------------------------------
New Jersey  5.2%
New Jersey Econ. Dev. Auth.
 Rev.,
 Cap. Apprec. Kapkowski Rd.,
 Ser. A                          NR             Zero        4/01/12          1,115              638,917
 Continental Airlines, Inc.
 Proj., A.M.T.                   B3             6.25        9/15/19          3,000            2,677,470
 Continental Airlines, Inc.
 Proj., A.M.T.                   B3             6.25        9/15/29          2,650            2,306,719
 Fellowship Vlge., Ser. A        Aaa            9.25        1/01/25         11,500(e)        13,521,010
 Kaplowski Rd., Ser. A           NR             6.375       4/01/31          7,000            7,787,150
 Newark Arpt. Marriot Hotel
 Ref.                            Ba3            7.00        10/01/14         3,800            3,774,540
New Jersey Hlthcare. Facs. Fin.
 Auth.,
 Raritan Bay Med. Ctr. Rev.      NR             7.25        7/01/27          2,000            1,997,420
 Rev., Cherry Hill Proj.         NR             8.00        7/01/27          5,000            4,201,400
 Rev., St. Peters Univ. Hosp.,
 Ser. A                          Baa2           6.875       7/01/30          2,000            2,078,800

    20                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
New Jersey St. Edl. Facs. Auth.
 Rev., Felician Coll. of Lodi,
 Ser. D                          NR             7.375%      11/01/22    $    3,875       $    3,700,238
                                                                                         --------------
                                                                                             42,683,664
----------------------------------------------------------------------------------------
New Mexico  0.4%
New Mexico St. Hosp. Rev., Mem.
 Med. Ctr., Inc. Proj.           Baa3           5.50        6/01/28          4,370            3,557,704
----------------------------------------------------------------------------------------
New York  4.1%
Brookhaven New York Ind. Dev.
 Agcy. Civic Facs. Rev., Mem.
 Hosp. Med. Ctr., Inc., Ser. A   NR             8.25        11/15/30         4,000            4,061,560
New York City Ind. Dev. Agcy.,
 Civic Touro Coll. Proj., Ser.
 A                               Ba3            6.35        6/01/29          5,600            5,005,392
 Rev., Ref. Laguardia Assoc.
 L.P. Proj.                      NR             6.00        11/01/28         4,000            3,098,960
New York City Mun. Wtr. Fin.
 Auth. Wtr. & Swr. Sys. Rev.     Aaa            8.79        6/15/09         10,000(g)        10,687,800
New York City, Ser. B            A2             5.625       12/01/13        10,370           11,078,271
                                                                                         --------------
                                                                                             33,931,983
----------------------------------------------------------------------------------------
North Carolina  1.2%
North Carolina Mun. Pwr. Agcy.,
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                        Aaa            5.60        1/01/20          6,000            6,074,100
Wake Cnty. Ind. Facs. & Poll.
 Ctrl. Fin. Auth. Rev., Ref.
 Carolina Pwr. & Ltg. Co. Proj.  A3             5.375       2/01/17          3,500            3,559,220
                                                                                         --------------
                                                                                              9,633,320
----------------------------------------------------------------------------------------
North Dakota  1.0%
Ward Cnty. Hlthcare. Facs.
 Rev., Ref. Trinity Oblig.,
 Group A                         BBB+(b)        6.25        7/01/26          6,110            6,019,511
 Group B                         BBB+(b)        6.25        7/01/21          2,000            1,984,360
                                                                                         --------------
                                                                                              8,003,871

    See Notes to Financial Statements                                     21

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Ohio  3.6%
Bellefontaine Ohio Hosp. Rev.,
 Ref. Facs. Mary Rutan Hlth.
 Assoc.                          BBB(b)         6.00%       12/01/13    $    5,330       $    5,436,174
Cleveland Pub. Pwr. Sys. Rev.,
 First Mtge., Ser. A, M.B.I.A.   Aaa            Zero        11/15/12         1,000              614,060
 First Mtge., Ser. A, M.B.I.A.   Aaa            Zero        11/15/13         1,500              868,605
Mahoning Valley San. Dist. Wtr.
 Rev.                            NR             7.75        5/15/19          8,000(e)         8,962,320
Ohio St. Solid Wste. Rev.,
 CSC Ltd. Proj., A.M.T.          NR             8.50        8/01/22          7,000(c)                 0
 Rep. Eng. Steels, Inc., A.M.T.  NR             9.00        6/01/21          2,250(c)            27,450
Ohio St. Wtr. Dev. Auth. Poll.
 Ctrl. Facs., First Mtge.,
 Toledo Edison, Ser. A, A.M.T.   Baa2           8.00        10/01/23         5,500            5,919,870
Richland Cnty. Hosp. Facs.
 Rev., Ref. Medcentral Hlth.
 Sys., Ser. A                    A-(b)          6.125       11/15/16         1,000            1,045,280
Stark Cnty. Hlthcare. Facs.
 Rev., Rose Lane, Inc. Proj.     NR             9.00        12/01/23         6,135(e)         6,568,376
                                                                                         --------------
                                                                                             29,442,135
----------------------------------------------------------------------------------------
Pennsylvania  6.2%
Berks Cnty. Mun. Auth. Rev.,
 Alvernia Coll. Proj.            NR             7.75        11/15/16         5,240(e)         5,411,924
Dauphin Cnty. Gen. Auth. Hosp.
 Rev., NW Med. Ctr. Proj.        AAA(b)         8.625       10/15/13         5,635(e)         6,744,193
Delaware Cnty. Ind. Dev. Auth.
 Rev.,
 Ref. Res. Recov. Facs., Ser. A  Baa3           6.00        1/01/09          6,500            6,722,755
 Ref. Res. Recov. Facs., Ser. A  Baa3           6.20        7/01/19          8,150            8,145,681
Pennsylvania Econ. Dev. Fin.
 Auth. Res. Recov. Rev., Colver
 Proj., Ser. D, A.M.T.           BBB-(b)        7.15        12/01/18         4,000            4,176,560
Philadelphia Auth. Ind. Dev.
 Rev.                            NR             7.75        12/01/17         5,000            5,151,800

    22                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Philadelphia Hosps. & Higher
 Ed. Facs. Auth. Rev.,
 Chestnut Hill Hosp. Rev.        Baa2           6.50%       11/15/22    $    2,300       $    2,267,386
 Grad. Hlth. Sys.                Ca             7.00        7/01/05          1,677(c)            32,707
 Grad. Hlth. Sys.                Ca             7.25        7/01/18          2,305(c)            44,939
 Grad. Hlth. Sys., Ser. A.       Ca             6.25        7/01/13          2,046(c)            40,925
Pittsburgh Wtr. & Swr. Sys.
 Rev. Cap. Apprec. First Lien,
 Ser. B                          Aaa            Zero        9/01/27          5,000            1,185,250
Somerset Cnty. Hosp. Auth.
 Rev.,
 Hlthcare. First Mtge.           NR             8.40        6/01/09          1,915            1,936,409
 Hlthcare. First Mtge.           NR             8.50        6/01/24          8,805            8,903,176
                                                                                         --------------
                                                                                             50,763,705
----------------------------------------------------------------------------------------
Rhode Island  1.2%
Providence Redev. Agcy.,
 Ser. A                          NR             8.00        9/01/24          9,640            9,966,218
----------------------------------------------------------------------------------------
South Carolina  1.0%
South Carolina Jobs Econ. Dev.
 Auth., Solid Wste. Recycling
 Facs. Rev., Ser. B, A.M.T.      NR             9.00        12/01/11         2,000(c)           372,500
South Carolina St. Pub. Svcs.
 Auth. Rev.                      Aaa            9.322       6/28/13          7,000            7,434,840
                                                                                         --------------
                                                                                              7,807,340
----------------------------------------------------------------------------------------
South Dakota  0.6%
South Dakota Econ. Dev. Fin.
 Auth., Dakota Park, A.M.T.      NR             10.25       1/01/19          4,585            4,603,890
----------------------------------------------------------------------------------------
Tennessee  4.9%
Bradley Cnty. Ind. Dev. Brd
 Ref., Olin Corp. Proj., Ser. C  Baa3           6.625       11/01/17         2,000            2,000,000
Memphis Ctr. City Rev. Fin.
 Corp., Ser. B                   NR             6.50        9/01/28         26,000           25,757,680
Rutherford Cnty. Hlth. & Edl.
 Facs. Brd., First Mtge. Rev.    NR             9.50        12/01/19         6,300            6,687,009

    See Notes to Financial Statements                                     23

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Shelby Cnty. Hlth. Edl. & Hsg.
 Fac. Brd. Hosp. Rev.,
 Methodist Hlthcare.             Baa1           6.50%       9/01/26     $    6,000       $    6,035,160
                                                                                         --------------
                                                                                             40,479,849
----------------------------------------------------------------------------------------
Texas  3.9%
Alliance Arpt. Auth. Inc.,
 Texas Spec. Facs. Rev., Amer.
 Airlines Inc. Proj., A.M.T.     B1             7.50        12/01/29         4,250            3,947,995
Austin Hsg. Fin. Corp.,
 Multi-Family Hsg. Rev., Stony
 Creek, Ser. A                   Baa3           7.75        11/01/29         9,370           10,053,354
Dallas Fort Worth Texas Int'l.
 Arpt. Fac. Impvt. Corp. Rev.,
 Delta Airlines, Inc., A.M.T.    Ba3            7.125       11/01/26         2,000            1,866,840
Houston Arpt. Sys. Rev., Spec.
 Facs. Continental Airlines,
 Ser. C, A.M.T.                  B2             6.125       7/15/27          3,775            3,115,470
Katy Texas Dev. Auth. Rev., Tax
 Increment Contract, Ser. B      NR             6.00        6/01/18          4,000            3,832,720
Keller Ind. Sch. Dist., Cap.
 Apprec. Ref., Ser. A, P.S.F.G.  Aaa            Zero        8/15/17          4,075            1,812,193
Meadow Parc Dev Inc. Multifam.
 Rev. Hsg. Meadow Proj.          NR             6.50        12/01/30         4,940            4,567,672
New Braunfels Ind. Sch. Dist.,
 Cap. Apprec., P.S.F.G.          Aaa            Zero        2/01/12          2,365            1,489,099
Texas Mun. Pwr. Agcy. Rev.,
 Cap. Apprec. Ref., M.B.I.A.     Aaa            Zero        9/01/15          3,300            1,668,480
                                                                                         --------------
                                                                                             32,353,823
----------------------------------------------------------------------------------------
Utah  0.1%
Carbon Cnty. Solid Wste. Disp.
 Rev. Ref., Laidlaw Environ.,
 Ser. A, A.M.T.                  NR             7.45        7/01/17          1,000            1,003,140
Tooele Cnty. Poll. Ctrl. Rev.
 Ref., Laidlaw Environ., Ser.
 A, A.M.T.                       NR             7.55        7/01/27          4,000(c)               400
                                                                                         --------------
                                                                                              1,003,540

    24                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Virginia  1.6%
Loudoun Cnty. Ind. Dev. Auth.
 Rev.                            Ba3            7.125%      9/01/15     $    2,000       $    2,040,160
Norfolk Redev. & Hsg. Auth.,
 Multifam. Rental Hsg. Facs.
 Rev., A.M.T.                    NR             8.00        9/01/26          5,925            5,849,634
Pittsylvania Cnty. Ind. Dev.
 Auth. Rev. Multitrade, Ser. A,
 A.M.T.                          NR             7.55        1/01/19          2,500            2,458,050
Pocahontas Pkwy. Assoc. Toll
 Rd. Rev., Cap. Apprec.,
 Ser. B                          Baa3           Zero        8/15/16          7,000            1,989,260
 Ser. C                          Ba1            Zero        8/15/16          3,300              739,926
                                                                                         --------------
                                                                                             13,077,030
----------------------------------------------------------------------------------------
Washington  1.1%
Bellevue Conv. Ctr. Auth.,
 King City, Oblig. Rev.,
 M.B.I.A.                        Aaa            Zero        2/01/10            870              612,419
 King City, Oblig. Rev.,
 M.B.I.A.                        Aaa            Zero        2/01/11          1,200              797,712
 King City, Oblig. Rev.,
 M.B.I.A.                        Aaa            Zero        2/01/12          1,300              816,205
 King City, Oblig. Rev.,
 M.B.I.A.                        Aaa            Zero        2/01/14          1,385              770,711
Washington St. Pub. Pwr. Sup.
 Sys. Rev.,
 Nuclear Proj. No. 1, Ser. B     Aa1            7.25        7/01/09            920(e)         1,112,998
 Nuclear Proj. No. 1, Ser. B     Aa1            7.25        7/01/09          4,080            4,697,263
                                                                                         --------------
                                                                                              8,807,308
----------------------------------------------------------------------------------------
West Virginia  1.3%
West Virginia St. Hosp. Fin.
 Auth. Hosp. Rev., Oak Hill
 Hosp.,
 Ser. B                          A2             6.75        9/01/30          7,000            7,463,120
West Virginia St. Pkwys. Econ.
 Dev. & Tourism Auth., F.G.I.C.  Aaa            9.928       5/16/19          3,250            3,455,270
                                                                                         --------------
                                                                                             10,918,390
----------------------------------------------------------------------------------------
Wisconsin  3.7%
Oconto Falls Cmnty. Dev. Auth.
 Dev. Rev., A.M.T.               NR             8.125       12/01/22         1,455            1,187,455

    See Notes to Financial Statements                                     25

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
 Dev. Rev., Oconto Falls
 Tissue, Inc. Proj., A.M.T.      NR             7.75%       12/01/22    $    8,400       $    6,658,176
Wisconsin Pub. Pwr., Inc. Sys.
 Pwr. Sup. Sys. Rev.,
 A.M.B.A.C.                      Aaa            5.44        7/01/14         11,400           11,760,354
Wisconsin St. Hlth. & Edl.
 Facs. Auth. Rev.,
 Agnesian Hlthcare., Inc.        A3             6.00        7/01/30          3,000            3,010,200
 Froedtert & Cmnty. Hlth.
 Oblig.                          A+(b)          5.375       10/01/30         3,500            3,266,235
 Mercy Hosp. of Janesville,
 Inc.                            A2             6.60        8/15/22          4,040            4,123,062
                                                                                         --------------
                                                                                             30,005,482
----------------------------------------------------------------------------------------
Wyoming  0.4%
Wyoming Cmnty. Dev. Auth. Hsg.
 Rev., Ser. 4, A.M.T.            Aa2            5.85        6/01/28          2,865            2,893,335
                                                                                         --------------
Total long-term investments
 (cost $811,769,076)                                                                        800,620,493
                                                                                         --------------
SHORT-TERM INVESTMENTS  0.8%
----------------------------------------------------------------------------------------
Louisiana
West Baton Rouge Parish Ind.
 Dist. Rev., Dow Chemical Co.
 Proj., F.R.D.D., A.M.T.         P-2            2.35        5/01/02            400              400,000
----------------------------------------------------------------------------------------
Texas  0.8%
Brazos River Texas Harbor Nav.
 Dist., Brazoria Cnty. Rev.,
 Dow Chemical Co. Proj., Ser.
 A, F.R.D.D., A.M.T.             P-2            2.35        5/01/02          6,300            6,300,000
                                                                                         --------------
Total short-term investments
 (cost $6,700,000)                                                                            6,700,000
                                                                                         --------------
Total Investments  98.4%
 (cost $818,469,076; Note 5)                                                                807,320,493
Other assets in excess of
 liabilities  1.6%                                                                           13,380,573
                                                                                         --------------
Net Assets  100%                                                                         $  820,701,066
                                                                                         --------------
                                                                                         --------------

    26                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.O.P.--Certificates of Participation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate Daily Demand Note(d).
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    P.S.F.G.--Public School Fund Guaranty.
    R.I.B.S.--Residential Interest Bonds.
    S.A.V.R.S.--Select Auction Variable Rate Securities.
(b) Standard & Poor's rating.
(c) Issuer in default of interest payment. Non-income producing security.
(d) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(e) Prerefunded issues are secured by escrowed cash or direct U.S. government guaranteed obligations.
(f) All or partial principal amount segregated as initial margin on financial futures contracts.
(g) Inverse floating rate bond. The coupon is inversely indexed to a floating rate. The rate shown is the rate at year end.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     27

       Prudential Municipal Bond Fund      High Income Series
             Statement of Assets and Liabilities

                                                                    April 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $818,469,076)                            $ 807,320,493
Cash                                                                        78,629
Interest receivable                                                     15,563,627
Receivable for investments sold                                          5,283,444
Receivable for Series shares sold                                          850,990
Prepaid expenses and other assets                                           20,380
                                                                    --------------
      Total assets                                                     829,117,563
                                                                    --------------
LIABILITIES
Payable for investments purchased                                        4,881,340
Dividends payable                                                        1,183,861
Payable for Series shares reacquired                                     1,604,874
Management fee payable                                                     337,147
Distribution fee payable                                                   236,871
Accrued expenses                                                           134,331
Due to broker--variation margin                                             38,073
                                                                    --------------
      Total liabilities                                                  8,416,497
                                                                    --------------
NET ASSETS                                                           $ 820,701,066
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $     816,016
   Paid-in capital in excess of par                                    890,774,034
                                                                    --------------
                                                                       891,590,050
   Undistributed net investment income                                   1,307,929
   Accumulated net realized loss on investments                        (60,343,135)
   Net unrealized depreciation on investments                          (11,853,778)
                                                                    --------------
Net assets, April 30, 2002                                           $ 820,701,066
                                                                    --------------
                                                                    --------------

    28                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Statement of Assets and Liabilities Cont'd.

                                                                    April 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($501,500,621 /
      49,864,895 shares of beneficial interest issued and
      outstanding)                                                          $10.06
   Maximum sales charge (3% of offering price)                                 .31
                                                                    --------------
   Maximum offering price to public                                         $10.37
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($285,580,946 / 28,393,359 shares of beneficial interest
      issued and outstanding)                                               $10.06
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share ($26,619,197 /
      2,646,587 shares of beneficial interest issued and
      outstanding)                                                          $10.06
   Sales charge (1% of offering price)                                         .10
                                                                    --------------
   Offering price to public                                                 $10.16
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($7,000,302 / 696,752 shares of beneficial interest issued
      and outstanding)                                                      $10.05
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     29

       Prudential Municipal Bond Fund      High Income Series
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                    April 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 57,659,738
                                                                    --------------
Expenses
   Management fee                                                       4,296,515
   Distribution fee--Class A                                            1,294,824
   Distribution fee--Class B                                            1,535,959
   Distribution fee--Class C                                              208,601
   Transfer agent's fees and expenses                                     344,000
   Custodian's fees and expenses                                          130,000
   Reports to shareholders                                                100,000
   Registration fees                                                       70,000
   Legal fees and expenses                                                 40,000
   Audit fee                                                               25,000
   Trustees' fees and expenses                                             25,000
   Insurance                                                                7,000
   Miscellaneous                                                           20,271
                                                                    --------------
      Total expenses                                                    8,097,170
   Less: Custodian fee credit                                                (558)
                                                                    --------------
       Net expenses                                                     8,096,612
                                                                    --------------
Net investment income                                                  49,563,126
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                             (6,586,373)
   Financial futures transactions                                         911,361
   Interest rate swap                                                    (761,508)
                                                                    --------------
                                                                       (6,436,520)
                                                                    --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                          3,214,120
   Financial futures transactions                                        (807,539)
   Interest rate swap                                                     (54,559)
                                                                    --------------
                                                                        2,352,022
                                                                    --------------
Net loss on investments                                                (4,084,498)
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 45,478,628
                                                                    --------------
                                                                    --------------

    30                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Statement of Changes in Net Assets

                                                        Year Ended April 30,
                                                    ----------------------------
                                                        2002            2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                            $ 49,563,126    $ 55,582,733
   Net realized loss on investment transactions       (6,436,520)    (18,975,937)
   Net change in unrealized appreciation of
      investments                                      2,352,022       8,040,605
                                                    ------------    ------------
   Net increase in net assets resulting from
      operations                                      45,478,628      44,647,401
                                                    ------------    ------------
Dividends from net investment income
      Class A                                        (30,334,339)    (31,249,124)
      Class B                                        (17,211,736)    (21,302,368)
      Class C                                         (1,491,292)     (1,520,795)
      Class Z                                           (390,117)       (443,964)
                                                    ------------    ------------
                                                     (49,427,484)    (54,516,251)
                                                    ------------    ------------
Series share transactions (net of share
   conversions):
   Net proceeds from shares sold                      60,350,611      80,589,472
   Net asset value of shares issued in
      reinvestment of dividends                       22,227,581      24,810,273
   Cost of shares reacquired                        (138,012,314)   (215,024,810)
                                                    ------------    ------------
   Net decrease in net assets from Series share
      transactions                                   (55,434,122)   (109,625,065)
                                                    ------------    ------------
Total increase (decrease)                            (59,382,978)   (119,493,915)
NET ASSETS
Beginning of year                                    880,084,044     999,577,959
                                                    ------------    ------------
End of year(a)                                      $820,701,066    $880,084,044
                                                    ------------    ------------
                                                    ------------    ------------
---------------
(a) Includes undistributed net investment income
of                                                  $  1,307,929    $  1,259,843
                                                    ------------    ------------
                                                    ------------    ------------

    See Notes to Financial Statements                                     31

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2002

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.7%
----------------------------------------------------------------------------------------
Alabama  1.3%
Jefferson Cnty., Swr. Rev.
 Wste., Cap. Impvt., Ser. A,
 F.G.I.C.                        Aaa            5.75%       2/01/38     $    4,150       $    4,321,976
----------------------------------------------------------------------------------------
Alaska  1.6%
Anchorage Hosp. Rev., Sisters
 of Providence, A.M.B.A.C.,
 T.C.R.S.                        Aaa            7.125       10/01/05         5,000            5,120,800
----------------------------------------------------------------------------------------
Arizona  2.3%
Maricopa Cnty. Sch. Dist. No.
 69, Ser. E, F.G.I.C.            Aaa            6.80        7/01/12          3,700            4,470,858
Tucson Str. & Hwy. User Rev.,
 Jr. Lien, Ser. 1994-E,
 F.G.I.C.                        Aaa            5.00        7/01/17          3,000            3,050,100
                                                                                         --------------
                                                                                              7,520,958
----------------------------------------------------------------------------------------
California  8.1%
Castaic Lake Wtr. Agcy., Rev.,
 Cap. Apprec., A.M.B.A.C.        Aaa            Zero        8/01/21         10,445            3,593,184
 Cap. Apprec., A.M.B.A.C.        Aaa            Zero        8/01/23         10,445            3,169,953
Contra Costa Wtr. Dist., Wtr.
 Rev., Ser. E, A.M.B.A.C.        Aaa            6.25        10/01/12         1,455            1,687,582
Inland Empire Solid Wste.,
 Landfill
 Impvt., Proj. B, F.S.A.,
 A.M.T.                          Aaa            6.00        8/01/16          2,000            2,272,760
Roseville Joint Union H.S.,
 Cap. Apprec., Ser. B, F.G.I.C.  Aaa            Zero        8/01/13          2,015            1,183,148
San Diego Cnty. Wtr. Rev.,
 C.O.P., F.G.I.C                 Aaa            9.42(c)     4/26/06          5,800            6,797,600
San Joaquin Hills Trans., Toll,
 Rev.,
 Cap. Apprec., Ser. A, M.B.I.A.  Aaa            Zero        1/15/32         12,000            2,227,320
South Orange Cnty. Pub. Fin.,
 Foothill Area Proj., Ser. C,
 F.G.I.C                         Aaa            8.00        8/15/08          2,000            2,490,580

    32                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Victor Elementary Sch. Dist.,
 Cap. Apprec., Ser. A, M.B.I.A.  Aaa            Zero        6/01/17     $    3,550       $    1,619,652
 Cap. Apprec., Ser. A, M.B.I.A.  Aaa            Zero        6/01/18          3,700            1,577,606
                                                                                         --------------
                                                                                             26,619,385
----------------------------------------------------------------------------------------
Colorado  2.9%
Denver City & Cnty. Arpt. Rev.,
 Ser. C, M.B.I.A., A.M.T.        Aaa            5.60%       11/15/11         5,000            5,245,500
E-470 Pub. Hwy. Auth. Rev.,
 Cap. Apprec., Ser. B, M.B.I.A.  Aaa            Zero        9/01/30          5,000              997,600
Jefferson Cnty. Sngl. Fam.
 Mtge. Rev., Ser. A, M.B.I.A.    Aaa            8.875       10/01/13            60               61,252
Northwest Pkwy. Pub. Hwy.
 Auth., Ser. A, A.M.B.A.C.       Aaa            5.50        6/15/18          3,095            3,279,895
                                                                                         --------------
                                                                                              9,584,247
----------------------------------------------------------------------------------------
District of Columbia  4.3%
Dist. of Columbia Hosp. Rev.,
 Medlantic Hlthcare. Grp. A,
 M.B.I.A.                        Aaa            5.875       8/15/19          3,500            3,847,165
 M.B.I.A.                        Aaa            5.75        8/15/26          3,000            3,208,590
Dist. of Columbia, G.O.,
 Ser. A, M.B.I.A.                Aaa            6.50        6/01/10          2,905(e)         3,395,858
 Ser. A, M.B.I.A.                Aaa            6.50        6/01/10          3,095            3,592,459
                                                                                         --------------
                                                                                             14,044,072
----------------------------------------------------------------------------------------
Florida  2.0%
Brevard Cnty. Hlth. Facs.
 Auth., Holmes Reg'l. Med. Ctr.
 Proj., M.B.I.A.                 Aaa            5.60        10/01/10         6,000            6,407,820
----------------------------------------------------------------------------------------
Georgia  1.9%
Atlanta Arpt. Facs. Rev., Ser.
 A, A.M.B.A.C.                   Aaa            6.50        1/01/10          2,000            2,305,900
Georgia Mun. Elec. Auth., Pwr.
 Rev., Ser. B, M.B.I.A.          Aaa            6.20        1/01/10          3,495            3,978,498
                                                                                         --------------
                                                                                              6,284,398

    See Notes to Financial Statements                                     33

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Hawaii  2.6%
Hawaii Dept. Budget & Fin.,
 Hawaiian Electric Co. Projs.,
 Ser. C, A.M.B.A.C., A.M.T.      Aaa            6.20%       11/01/29    $    8,000       $    8,542,400
----------------------------------------------------------------------------------------
Idaho  0.6%
Idaho Hsg. & Fin. Assoc., Sngl.
 Fam. Mtge., Ser. E, A.M.T.      Aaa            5.55        7/01/31          1,835            1,920,529
----------------------------------------------------------------------------------------
Illinois  8.2%
Chicago City Coll., Cap.
 Apprec., F.G.I.C.               Aaa            Zero        1/01/30         10,000            2,039,100
Chicago Gas Supply Rev.,
 People's Gas, A.M.B.A.C.,
 T.C.R.S.                        Aaa            6.10        6/01/25          7,400            7,901,498
Chicago Midway Arpt. Rev.,
 Ser. B, M.B.I.A., A.M.T.        Aaa            5.75        1/01/22          5,000            5,088,100
Chicago O' Hare Int'l. Arpt.
 Pass. Facs. Chrg., Ser. A,
 A.M.B.A.C.                      Aaa            5.625       1/01/15          2,000            2,089,980
Chicago, G.O., Ser. A, F.G.I.C.  Aaa            6.75        1/01/35          2,000(e)         2,392,860
Onterie Ctr. Hsg. Fin. Corp.,
 Mtge. Rev.,
 Ser. A, M.B.I.A.                Aaa            7.00        7/01/12          1,575            1,612,060
 Ser. A, M.B.I.A.                Aaa            7.05        7/01/27          5,400            5,536,728
                                                                                         --------------
                                                                                             26,660,326
----------------------------------------------------------------------------------------
Kansas  0.7%
Saline Cnty. Unif. Sch. Dist.,
 G.O., F.S.A.                    Aaa            5.50        9/01/17          2,000            2,115,000
----------------------------------------------------------------------------------------
Louisiana  1.2%
New Orleans Fin. Auth., Sngl.
 Fam. Mtge., Ser. B-2,
 G.N.M.A./F.N.M.A., A.M.T.       Aaa            6.00        12/01/21         1,125            1,157,333
New Orleans, G.O., Cap.
 Apprec., A.M.B.A.C.             Aaa            Zero        9/01/09          4,000            2,908,760
                                                                                         --------------
                                                                                              4,066,093

    34                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Maryland  1.9%
Maryland St. Cmnty. Dev.
 Admin., Ser. D, F.H.A., A.M.T.  Aa2            6.20%       9/01/20     $    5,000       $    5,245,250
Prince Georges Cnty. Hsg.,
 Sngl. Fam. Mtge., Ser. A,
 G.N.M.A., F.N.M.A., A.M.T.      AAA(b)         6.15        8/01/19            855              888,396
                                                                                         --------------
                                                                                              6,133,646
----------------------------------------------------------------------------------------
Massachusetts  1.3%
Massachusetts St. Tpke. Auth.,
 Cap. Apprec.,
 Ser. A, M.B.I.A.                Aaa            Zero        1/01/28          3,500              853,230
 Ser. A, M.B.I.A.                Aaa            Zero        1/01/29         15,000            3,456,600
                                                                                         --------------
                                                                                              4,309,830
----------------------------------------------------------------------------------------
Michigan  3.5%
Detroit Swge. Disp.,
 Rev., F.G.I.C.                  Aaa            9.666(c)    7/01/23          5,000(e)         5,643,950
 Rev., F.G.I.C.                  Aaa            9.666(c)    7/01/23          1,500            1,632,000
Saginaw Hosp. Fin. Auth., Hosp.
 Rev., Ser. C, M.B.I.A.          Aaa            6.50        7/01/11          4,000            4,069,760
                                                                                         --------------
                                                                                             11,345,710
----------------------------------------------------------------------------------------
Minnesota  4.0%
Bass Brook Poll. Ctrl. Rev.,
 M.B.I.A.                        Aaa            6.00        7/01/22          1,600            1,638,848
Becker Indpt. Sch. Dist. No.
 726.,
 Ser. A, F.S.A.                  Aaa            6.00        2/01/15          1,610            1,775,315
 Ser. A, F.S.A.                  Aaa            6.00        2/01/16          1,750            1,922,462
Minneapolis & St. Paul Met.
 Arpts.,
 Ser. C, F.G.I.C.                Aaa            5.50        1/01/19          3,000            3,121,380
 Ser. A, F.G.I.C.                Aaa            5.75        1/01/32          4,285            4,496,208
                                                                                         --------------
                                                                                             12,954,213

    See Notes to Financial Statements                                     35

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Missouri  1.3%
Missouri St. Hlth. & Edl. Facs.
 Rev., SSM Hlthcare., Ser. AA,
 M.B.I.A.                        Aaa            6.25%       6/01/16     $    1,215       $    1,242,921
St. Louis Arpt. Rev., Arpt.
 Dev. Proj., Ser. A, M.B.I.A.    Aaa            5.625       7/01/19          3,000            3,136,320
                                                                                         --------------
                                                                                              4,379,241
----------------------------------------------------------------------------------------
Montana  0.6%
Forsyth Poll. Ctrl. Rev., Puget
 Sound Pwr. & Lt. Co., Ser. A,
 A.M.B.A.C.                      Aaa            7.05        8/01/21          2,000(f)         2,047,240
----------------------------------------------------------------------------------------
New Jersey  4.4%
Jersey City Swr. Auth.,
 Rev., A.M.B.A.C.                Aaa            6.00        1/01/10          2,585            2,921,593
 Rev., A.M.B.A.C.                Aaa            6.25        1/01/14          4,255            4,945,969
New Jersey Econ. Dev. Auth.,
 Sr. Lien, Ser. A, M.B.I.A.      Aaa            5.875       7/01/11          5,900            6,433,478
                                                                                         --------------
                                                                                             14,301,040
----------------------------------------------------------------------------------------
New York  14.0%
Islip Res. Rec. Facs.,
 Ser. B, A.M.B.A.C., A.M.T.      Aaa            7.20        7/01/10          1,750            2,097,690
Metropolitan Trans. Auth., N.Y.
 Trans. Facs. Rev.,
 Ser. A, F.S.A.                  Aaa            5.75        7/01/11          5,000(e)         5,431,550
 Ser. C, F.S.A.                  Aaa            5.125       7/01/14          1,585(e)         1,667,452
New York City Mun. Wtr. Fin.
 Auth., Wtr. & Swr. Rev.,
 Ser. B                          Aa2            6.00        6/15/33          4,975            5,770,353
 Ser. B                          Aa2            6.00        6/15/33          3,025(e)         3,472,004
New York NY, Ser. G, M.B.I.A.,   Aaa            5.75        2/01/14          3,000            3,210,060

    36                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
New York St. Envir. Facs. Poll.
 Ctrl. Rev.,
 Ser. C                          Aaa            5.70%       7/15/12     $    2,375       $    2,545,358
 Ser. C                          Aaa            5.75        7/15/13          1,060            1,134,730
 Ser. C                          Aaa            5.80        7/15/14          3,755            4,015,109
New York St. Local Gov't.
 Assistance Corp. Ser. E,
 M.B.I.A.                        Aaa            5.00        4/01/21          5,000            5,024,150
Port Auth. of New York & New
 Jersey, Ser. 99, F.G.I.C.,
 A.M.T.                          Aaa            5.90        11/01/11         7,665            8,098,916
Suffolk Cnty. Judicial Facs.,
 John P. Cohalan Complex,
 A.M.B.A.C.                      Aaa            5.75        10/15/12         3,000            3,329,250
                                                                                         --------------
                                                                                             45,796,622
----------------------------------------------------------------------------------------
Ohio  0.9%
Bowling Green St. Univ.,
 F.G.I.C.                        Aaa            5.75        6/01/16          2,815            3,056,865
----------------------------------------------------------------------------------------
Oklahoma  2.2%
Norman Reg'l. Hosp. Auth.,
 Rev., Ser. A, M.B.I.A.          Aaa            5.50        9/01/11          4,110            4,364,573
Oklahoma City Arpt. Trust, Jr.
 Lien, Ser. 24, A.M.B.A.C.,
 A.M.T.                          Aaa            5.75        2/01/18          2,620            2,681,963
                                                                                         --------------
                                                                                              7,046,536
----------------------------------------------------------------------------------------
Pennsylvania  3.7%
Canon McMillan Sch. Dist., Cap.
 Apprec., Ser. A, F.G.I.C.       Aaa            Zero        12/01/27         2,120              502,164
Delaware Riv. Port. Auth. of PA
 & NJ, Port. Dist. Proj., Ser.
 B, F.S.A.                       Aaa            5.625       1/01/26          2,000            2,098,140
Delaware Valley Reg. Fin., Ser.
 A, A.M.B.A.C.                   Aaa            5.50        8/01/28          6,000            6,260,940
Philadelphia Mun. Auth. Rev.,
 Justice Lease, Ser. A,
 M.B.I.A.                        Aaa            6.90        11/15/03         3,000            3,072,180
                                                                                         --------------
                                                                                             11,933,424

    See Notes to Financial Statements                                     37

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Puerto Rico  2.6%
Puerto Rico Tel. Auth. Rev.,
 Ser. M, M.B.I.A., R.I.B.S.      Aaa            8.948%(c)   1/25/07     $    4,100(e)    $    4,409,673
 M.B.I.A., R.I.B.S.              Aaa            9.298(c)    1/16/15          3,800(e)         4,097,236
                                                                                         --------------
                                                                                              8,506,909
----------------------------------------------------------------------------------------
South Carolina  1.9%
Lexington Wtr. & Swr., Rev.,
 Ser. A, M.B.I.A.                Aaa            5.75        4/01/20          4,180            4,449,610
Univ. of South Carolina, Rev.,
 Ser. A, F.G.I.C.                Aaa            5.75        6/01/30          1,615            1,687,029
                                                                                         --------------
                                                                                              6,136,639
----------------------------------------------------------------------------------------
Texas  5.9%
Austin Util. Sys. Rev., Cap.
 Apprec.,
 Ser. A                          Aaa            Zero        5/15/03            725(e)           708,905
 Ser. A, M.B.I.A.                Aaa            Zero        5/15/03          3,275            3,200,985
Corpus Christi Util. Sys. Rev.,
 Ser. A, F.S.A.                  Aaa            6.00        7/15/19          3,255            3,519,436
 Ser. A, F.S.A.                  Aaa            6.00        7/15/20          3,450            3,708,474
Houston Arpt. Sys. Rev.          Aaa            7.20        7/01/13          3,585            4,179,823
Keller Indpt. Sch. Dist., Cap
 Apprec., Ser. A, P.S.F.G.       Aaa            Zero        8/15/15          4,945            2,515,621
Mission Cons. Indpt. Sch.
 Dist., G.O., P.S.F.G.           Aaa            5.75        2/15/19          1,360            1,435,820
                                                                                         --------------
                                                                                             19,269,064
----------------------------------------------------------------------------------------
Vermont  1.2%
Vermont Hsg. Fin. Agcy., Sngl.
 Fam. Mtge., Ser. 13A, F.S.A.,
 A.M.T.                          Aaa            5.45        5/01/26          3,955            4,057,988
----------------------------------------------------------------------------------------
Virginia  0.9%
Virginia Beach Hosp. Facs.
 Rev., Gen. Hosp. Proj.,
 A.M.B.A.C.                      Aaa            6.00        2/15/10          1,220            1,367,998
 A.M.B.A.C.                      Aaa            6.00        2/15/13          1,455            1,655,878
                                                                                         --------------
                                                                                              3,023,876

    38                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Washington  4.4%
Washington St. Pub. Pwr.
 Supply,
 Ser. A, M.B.I.A.                Aaa            5.75%       7/01/10     $    7,000       $    7,583,590
 Cap. Apprec., Ser. A, M.B.I.A.  Aaa            Zero        7/01/11          5,210            3,430,368
 Cap. Apprec., Ref., Ser. B,
 F.G.I.C., T.C.R.S.              Aaa            Zero        7/01/08          4,500            3,486,330
                                                                                         --------------
                                                                                             14,500,288
----------------------------------------------------------------------------------------
West Virginia  0.6%
West Virginia St. Wtr. Dev.
 Auth., Ser. B, A.M.B.A.C.,
 A.M.T.                          Aaa            5.875       7/01/20          1,015            1,070,673
West Virginia Univ. Rev., Cap.
 Apprec., Ser. A, A.M.B.A.C.     Aaa            Zero        4/01/29          4,300              942,173
                                                                                         --------------
                                                                                              2,012,846
----------------------------------------------------------------------------------------
Wisconsin  2.7%
Wisconsin, St. Ser. F., F.S.A.   Aaa            5.50        5/01/19          8,570            8,945,195
                                                                                         --------------
Total long-term investments
 (cost $291,450,954)                                                                        312,965,176
                                                                                         --------------
SHORT-TERM INVESTMENTS  3.2%
----------------------------------------------------------------------------------------
Illinois  1.1%
Illinois Dev. Fin. Auth. Solid
 Wste., Rep. Svcs. Inc. Proj.,
 F.R.W.D., A.M.T.                A-1(b)         1.85        5/02/02          3,500            3,500,000
----------------------------------------------------------------------------------------
New York  0.7%
Mun. Secs. Trust Cert., Ser.
 2000-93, Cl. A, F.R.D.D.,
 A.M.T., A.M.B.A.C.              A-1(b)         1.80        5/01/02          2,200            2,200,000
----------------------------------------------------------------------------------------
Texas  0.6%
Brazos Riv. Harbor Nav. Dist.,
 Multi. Mode, BASF Rev.,
 F.R.D.D., A.M.T.                P-1            1.85        5/01/02          1,100            1,100,000

    See Notes to Financial Statements                                     39

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

                                 Moody's                                Principal
                                 Rating         Interest    Maturity    Amount           Value
Description (a)                  (Unaudited)    Rate        Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Gulf Coast Ind. Dev. Auth.,
 Citgo Petroleum Corp. Proj.,
 F.R.D.D., A.M.T.                Aaa            1.80%       5/01/02     $      850       $      850,000
                                                                                         --------------
                                                                                              1,950,000
----------------------------------------------------------------------------------------
Utah  0.8%
Emery Cnty. Poll. Ctrl. Rev.,
 Pacificorp Projs., F.R.D.D.     Aaa            1.70        5/01/02          2,800            2,800,000
                                                                                         --------------
Total short-term investments
 (cost $10,450,000)                                                                          10,450,000
                                                                                         --------------
Total Investments  98.9%
 (cost $301,900,954; Note 5)                                                                323,415,176
Other assets in excess of
 liabilities  1.1%                                                                            3,650,542
                                                                                         --------------
Net Assets  100%                                                                         $  327,065,718
                                                                                         --------------
                                                                                         --------------

    40                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2002 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    C.O.P.--Certificates of Participation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.D.D.--Floating Rate Daily Demand Note(d).
    F.R.W.D.--Floating Rate Weekly Demand Note(d).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    P.S.F.G.--Public School Fund Guaranty.
    R.I.B.S.--Residual Interest Bearing Securities.
    T.C.R.S.--Transferrable Custodial Receipts.
(b) Standard & Poor's rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating rate. The rate shown is the rate at year end.
(d) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(e) Prerefunded issues are secured by escrowed cash or direct U.S. government guaranteed obligations.
(f) Pledged as initial margin for financial futures contracts.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     41

       Prudential Municipal Bond Fund      Insured Series
             Statement of Assets and Liabilities

                                                                    April 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $301,900,954)                            $ 323,415,176
Cash                                                                        23,380
Interest receivable                                                      4,568,266
Receivable for Series shares sold                                           98,335
Prepaid expenses and other assets                                            8,271
                                                                    --------------
      Total assets                                                   $ 328,113,428
                                                                    --------------
LIABILITIES
Dividends payable                                                          368,245
Payable for Series shares reacquired                                       355,067
Management fee payable                                                     133,763
Accrued expenses                                                           105,562
Distribution fee payable                                                    79,943
Due to broker--variation margin                                              5,130
                                                                    --------------
      Total liabilities                                                  1,047,710
                                                                    --------------
NET ASSETS                                                           $ 327,065,718
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $     295,017
   Paid-in capital in excess of par                                    306,652,204
                                                                    --------------
                                                                       306,947,221
   Undistributed net investment income                                     252,724
   Accumulated net realized loss on investments                         (1,500,239)
   Net unrealized appreciation on investments                           21,366,012
                                                                    --------------
Net assets, April 30, 2002                                           $ 327,065,718
                                                                    --------------
                                                                    --------------

    42                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Statement of Assets and Liabilities Cont'd.

                                                                    April 30, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($261,227,291 /
      23,566,682 shares of beneficial interest issued and
      outstanding)                                                          $11.08
   Maximum sales charge (3% of offering price)                                 .34
                                                                    --------------
   Maximum offering price to public                                         $11.42
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($55,144,698 / 4,970,245 shares of beneficial interest
      issued and outstanding)                                               $11.09
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share ($6,455,555 /
      581,844 shares of beneficial interest issued and
      outstanding)                                                          $11.09
   Sales charge (1% of offering price)                                         .11
                                                                    --------------
   Offering price to public                                                 $11.20
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,238,174 / 382,963 shares of beneficial interest issued
      and outstanding)                                                      $11.07
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     43

       Prudential Municipal Bond Fund      Insured Series
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                    April 30, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 18,306,242
                                                                    --------------
Expenses
   Management fee                                                       1,658,772
   Distribution fee--Class A                                              672,866
   Distribution fee--Class B                                              270,679
   Distribution fee--Class C                                               39,900
   Transfer agent's fees and expenses                                     166,000
   Custodian's fees and expenses                                           97,000
   Registration fees                                                       61,000
   Reports to shareholders                                                 45,000
   Audit fee                                                               16,000
   Trustees' fees and expenses                                             11,000
   Legal fees and expenses                                                  5,000
   Insurance                                                                3,000
   Miscellaneous                                                            3,714
                                                                    --------------
      Total expenses                                                    3,049,931
   Less: Custodian fee credit                                                (481)
                                                                    --------------
       Net expenses                                                     3,049,450
                                                                    --------------
Net investment income                                                  15,256,792
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                              1,515,209
   Financial futures transactions                                         (96,035)
   Interest rate swap                                                    (289,040)
                                                                    --------------
                                                                        1,130,134
                                                                    --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                          4,021,036
   Financial futures contracts                                            (96,696)
   Interest rate swap                                                     (94,846)
                                                                    --------------
                                                                        3,829,494
                                                                    --------------
Net gain on investments                                                 4,959,628
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 20,216,420
                                                                    --------------
                                                                    --------------

    44                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Statement of Changes in Net Assets

                                                        Year Ended April 30,
                                                    ----------------------------
                                                        2002            2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                            $ 15,256,792    $ 15,401,852
   Net realized gain on investment transactions        1,130,134       1,766,902
   Net change in unrealized appreciation of
      investments                                      3,829,494      14,033,897
                                                    ------------    ------------
   Net increase in net assets resulting from
      operations                                      20,216,420      31,202,651
                                                    ------------    ------------
Dividends
   Dividends from net investment income
      Class A                                        (12,440,770)    (12,025,265)
      Class B                                         (2,370,950)     (3,138,255)
      Class C                                           (220,711)       (144,345)
      Class Z                                           (153,937)        (99,393)
                                                    ------------    ------------
                                                     (15,186,368)    (15,407,258)
                                                    ------------    ------------
Series share transactions (net of share
   conversions)
   Net proceeds from shares sold                      35,479,859      27,085,740
   Net asset value of shares issued in
      reinvestment of dividends                        8,576,821       8,360,316
   Cost of shares reacquired                         (49,464,065)    (58,854,334)
                                                    ------------    ------------
   Net decrease in net assets from Series share
      transactions                                    (5,407,385)    (23,408,278)
                                                    ------------    ------------
Total decrease                                          (377,333)     (7,612,885)
NET ASSETS
Beginning of year                                    327,443,051     335,055,936
                                                    ------------    ------------
End of year(a)                                      $327,065,718    $327,443,051
                                                    ------------    ------------
                                                    ------------    ------------
---------------
(a) Includes undistributed net investment income
of                                                  $    252,724    $    175,422
                                                    ------------    ------------
                                                    ------------    ------------

    See Notes to Financial Statements                                     45

       Prudential Municipal Bond Fund
             Notes to Financial Statements

      Prudential Municipal Bond Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and consists of two series: the High Income Series and the Insured Series. Investment operations for Class A, Class B, Class C and Class Z shares of each series commenced on January 22, 1990, September 17, 1987, August 1, 1994 and September 16, 1996, respectively.

      The investment objectives of the series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    The Fund values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss)
    46

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

is realized and is presented in the statement of operations as net realized gain
(loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

      If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written options.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    The Fund may enter into swap agreements. An
interest rate swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate. Interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain (loss) is included in the net unrealized appreciation or depreciation on investments.
                                                                          47

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

Gain (loss) is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Inverse Floaters:    The Series invests in variable rate securities
commonly called 'inverse floaters'. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a 'leverage factor' whereby the interest rate moves inversely by a 'factor' to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes market and original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      As required, effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to May 1, 2001, the Fund did not accrete market discount on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the accretion been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The cumulative adjustment upon adoption resulted in an increase to undistributed net investment income and a decrease to unrealized appreciation on investments of $385,362 and $253,575 for the High Income Series and Insured Series, respectively.

      The effect of this change for the year ended April 30, 2002 was to increase net investment income, decrease net unrealized appreciation/(depreciation) and decrease net realized gains (losses) as stated below. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.
    48

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

                                           Decrease in Net           Decrease in Net
                 Increase in Net       Unrealized Appreciation/       Realized Gain
  Series        Investment Income           (Depreciation)               (Loss)
-----------     ------------------     ------------------------     -----------------
High Income          $246,025                  $(22,993)                $(223,032)
Insured                82,240                   (46,232)                  (36,008)

      Net investment income (loss) (other than distribution fees) and realized and unrealized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
      Dividends and Distributions:    The Fund declares daily and expects to pay
dividends of net investment income monthly and distribution of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management ('PIM'). The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM's performance of such services. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
                                                                          49

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

      The management fee paid PI is computed daily and payable monthly at an annual rate of .50 of 1% of the average daily net assets of each series up to $1 billion and .45 of 1% of the average daily net assets of each series in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended April 30, 2002, such expenses for the Fund were ..25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

      PIMS has advised the High Income Series and Insured Series that it received approximately $193,900 ($156,800 -Class A; $37,100 -Class C) and $113,500 ($98,500 -Class A; $15,000 -Class C), respectively, in front-end sales charges during the year ended April 30, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the High Income Series and Insured Series that for the year ended April 30, 2002, it received approximately $536,700 ($530,800-Class B; $5,900-Class C) and $66,500 ($65,200-Class B; $1,300-Class C), respectively, in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

      PI, PIMS and PIM are indirect wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended April 30, 2002, the amounts of the commitment were as follows: $500 million from April 1, 2001 through September 13, 2001, $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on
    50

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended April 30, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended April 30, 2002, the Fund incurred fees of approximately $276,600 and $131,800 for the High Income Series and Insured Series, respectively, for the services of PMFS. As of April 30, 2002, approximately $21,900 and $10,700 for the High Income Series and Insured Series, respectively, of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was approximately $30,000 ($24,000 -High Income Series; $6,000 -Insured Series) and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended April 30, 2002, were as follows:

Series                                          Purchases         Sales
--------------------------------------------   ------------    ------------
High Income                                    $490,563,947    $527,342,916
Insured                                          71,119,329      81,310,503

      During the year ended April 30, 2002, the High Income Series entered into financial futures contracts. Details of open contracts at April 30, 2002 are as follows:
                                                                          51

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

                                                                     Value at         Value at         Unrealized
                  Number of                         Expiration      April 30,          Trade         Appreciation/
    Series        Contracts          Type              Date            2002             Date         (Depreciation)
--------------    ---------     ---------------     ----------     ------------     ------------     --------------
                                Short
High Income                     positions:
                     292        Muni Bond Index      June-02       $ 30,413,625     $ 29,867,325       $ (546,300)
                                5yrs. US
                                Treasury Note
                     251        Futures              June-02         26,617,766       26,631,601           13,835
                                10yrs. US
                                Treasury Note
                     81         Futures              June-02          8,550,562        8,369,082         (181,480)
                                Long positions:
                                US Treasury
                     56         Bond Futures         June-02          5,729,500        5,720,750            8,750
                                                                                                     --------------
                                                                                                       $ (705,195)
                                                                                                     --------------
                                                                                                     --------------

                                                                     Value at         Value at         Unrealized
                  Number of                         Expiration      April 30,          Trade         Appreciation/
    Series        Contracts          Type              Date            2002             Date         (Depreciation)
--------------    ---------     ---------------     ----------     ------------     ------------     --------------
                                Short
Insured                         positions:
                                US Treasury
                     96         Note Futures        June 2002      $ 10,180,500     $ 10,186,987       $    6,487
                     66         Muni Bond Index     June 2002         6,874,313        6,716,334         (157,979)
                                Long positions:
                                US Treasury
                     21         Bond Futures        June 2002         2,148,563        2,145,281            3,282
                                                                                                     --------------
                                                                                                       $ (148,210)
                                                                                                     --------------
                                                                                                     --------------

Note 5. Distribution and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain
    52

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gains (loss) on investments.

      For the year ended April 30, 2002, the adjustments were as follows:

                Paid-in Capital     Undistributed      Accumulated
                   in Excess        Net Investment     Net Realized
  Series            of Par              Income         Gain (Loss)
-----------     ---------------     --------------     ------------
High Income       $(2,025,851)        $ (472,918)       $2,498,769
Insured               (77,434)          (246,697)          324,131

      These adjustments were primarily due to the sale of securities purchased with market discount, net operating losses and certain other differences between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended April 30, 2002, the tax character of total dividends paid are as follows:

    Series          Total Dividends     Tax-Exempt      Ordinary Income
---------------     ---------------     -----------     ---------------
High Income           $49,427,484       $49,321,613        $ 105,871
Insured                15,186,368        15,174,552           11,816

      The High Income Series has a net capital loss carryforward as of April 30, 2002 of approximately $58,173,000, of which $5,361,000 expires in 2003, $6,383,000 expires in 2004, $3,225,000 expires in 2005, $554,000 expires in
2006, $3,137,000 expires in 2007, $5,906,000 expires in 2008, $20,095,000 expires in 2009 and $13,512,000 expires in 2010. The Insured Series has a capital loss carryforward as of April 30, 2002 of approximately $1,938,000, of which $1,851,000 expires in 2008 and $87,000 expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. The tax basis differs from the amount on the Statement of Assets and Liabilities primarily due to the High Income Series electing to treat post-October capital losses of approximately $2,496,000 as having occurred in the following fiscal year and differences in the treatment of discount and premium amortization for book and tax purposes.
                                                                          53

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of April 30, 2002 were as follows:

                                                                 Total Net
                                                                Unrealized
                                                               Appreciation/
             Tax Basis       Appreciation     Depreciation     (Depreciation)
            ------------     ------------     ------------     -------------
High Income $818,848,446     $ 42,396,333     $ 53,924,286     $ (11,527,953)
Insured      301,611,371       22,203,810          400,005        21,803,805

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of discount amortization for book and tax purposes.

Note 6. Capital
The High Income Series and Insured Series offer Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

                                    High Income Series                  Insured Series
                                          Class A                          Class A
                               -----------------------------     ----------------------------
 Year Ended April 30, 2002       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares sold                      2,043,107     $  20,711,066       1,249,471     $ 13,998,538
Shares issued in
   reinvestment of
   dividends and
   distributions                 1,398,401        14,208,487         622,247        6,916,282
Shares reacquired               (8,524,854)      (86,613,508)     (3,652,804)     (40,561,751)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding
   before conversion            (5,083,346)      (51,693,955)     (1,781,086)     (19,646,931)
Shares issued upon
   conversion from Class B       3,255,919        33,049,248         996,517       11,033,934
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding           (1,827,427)    $ (18,644,707)       (784,569)    $ (8,612,997)
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------

    54

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

                                    High Income Series                  Insured Series
                                          Class A                          Class A
                               -----------------------------     ----------------------------
 Year Ended April 30, 2001       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares sold                      3,673,428     $  37,363,632       1,072,068     $ 11,714,448
Shares issued in
   reinvestment of
   dividends and
   distributions                 1,481,785        15,076,141         593,661        6,415,172
Shares reacquired              (13,349,850)     (135,818,661)     (3,940,607)     (42,400,805)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding
   before conversion            (8,194,637)      (83,378,888)     (2,274,878)     (24,271,185)
Shares issued upon
   conversion from Class B      10,570,516       107,545,773       3,671,466       39,484,524
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding            2,375,879     $  24,166,885       1,396,588     $ 15,213,339
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------

                                    High Income Series                  Insured Series
                                          Class B                          Class B
                               -----------------------------     ----------------------------
 Year Ended April 30, 2002       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares sold                      3,065,444     $  31,195,480       1,396,967     $ 15,562,302
Shares issued in
   reinvestment of
   dividends and
   distributions                   684,472         6,956,262         127,824        1,421,861
Shares reacquired               (4,181,106)      (42,487,169)       (636,669)      (7,107,705)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding
   before conversion              (431,190)       (4,335,427)        888,122        9,876,458
Shares issued upon
   conversion into Class A      (3,255,919)      (33,049,248)       (995,245)     (11,033,934)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding           (3,687,109)    $ (37,384,675)       (107,123)    $ (1,157,476)
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------

                                    High Income Series                  Insured Series
                                          Class B                          Class B
                               -----------------------------     ----------------------------
 Year Ended April 30, 2001       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares sold                      3,377,950     $  34,382,268         914,310     $  9,977,413
Shares issued in
   reinvestment of
   dividends and
   distributions                   847,549         8,622,038         168,231        1,812,048
Shares reacquired               (6,389,355)      (64,998,973)     (1,175,466)     (12,597,669)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding
   before conversion            (2,163,856)      (21,994,667)        (92,925)        (808,208)
Shares issued upon
   conversion into Class A     (10,570,516)     (107,545,773)     (3,667,101)     (39,484,524)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding          (12,734,372)    $(129,540,440)     (3,760,026)    $(40,292,732)
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------

                                                                          55

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

                                    High Income Series                  Insured Series
                                          Class C                          Class C
                               -----------------------------     ----------------------------
 Year Ended April 30, 2002       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares sold                        449,637     $   4,581,221         260,649     $  2,920,264
Shares issued in
   reinvestment of
   dividends and
   distributions                    80,287           815,922          12,166          135,283
Shares reacquired                 (580,268)       (5,881,209)        (64,970)        (727,036)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding              (50,344)    $    (484,066)        207,845     $  2,328,511
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------

                                    High Income Series                  Insured Series
                                          Class C                          Class C
                               -----------------------------     ----------------------------
 Year Ended April 30, 2001       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares sold                        471,371     $   4,802,011         197,937     $  2,125,257
Shares issued in
   reinvestment of
   dividends and
   distributions                    80,803           822,021           7,418           80,261
Shares reacquired                 (797,728)       (8,109,752)       (114,626)      (1,213,375)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding             (245,554)    $  (2,485,720)         90,729     $    992,143
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------

    56

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

                                    High Income Series                  Insured Series
                                          Class Z                          Class Z
                               -----------------------------     ----------------------------
 Year Ended April 30, 2002       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares sold                        380,529     $   3,862,844         270,134     $  2,998,755
Shares issued in
   reinvestment of
   dividends and
   distributions                    24,333           246,910           9,310          103,395
Shares reacquired                 (298,796)       (3,030,428)        (96,527)      (1,067,573)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding              106,066     $   1,079,326         182,917     $  2,034,577
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------

                                    High Income Series                  Insured Series
                                          Class Z                          Class Z
                               -----------------------------     ----------------------------
 Year Ended April 30, 2001       Shares           Amount           Shares           Amount
---------------------------    -----------     -------------     -----------     ------------
Shares sold                        397,796     $   4,041,561         297,163     $  3,268,622
Shares issued in
   reinvestment of
   dividends and
   distributions                    28,538           290,073           4,857           52,835
Shares reacquired                 (600,005)       (6,097,424)       (239,416)      (2,642,485)
                               -----------     -------------     -----------     ------------
Net increase (decrease) in
   shares outstanding             (173,671)    $  (1,765,790)         62,604     $    678,972
                               -----------     -------------     -----------     ------------
                               -----------     -------------     -----------     ------------

                                                                          57

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights

                                                                       Class A
                                                                   ---------------
                                                                     Year Ended
                                                                   April 30, 2002*
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   10.11
                                                                   ---------------
Income from investment operations
Net investment income                                                       .61
Net realized and unrealized gain (loss) on investment
   transactions                                                            (.06)
                                                                   ---------------
      Total from investment operations                                      .55
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.60)
                                                                   ---------------
Net asset value, end of year                                          $   10.06
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(a):                                                           5.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 501,501
Average net assets (000)                                              $ 517,930
Ratios to average net assets:
   Expenses, including distribution fees                                    .84%
   Expenses, excluding distribution fees                                    .59%
   Net investment income                                                   5.87%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   58%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01 and decrease net realized and unrealized gain (loss) per share by $.01 and increase the ratio of net investment income from 5.84% to 5.87%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.
    58                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  10.22             $  11.21             $  11.31             $  10.84
----------------     ----------------     ----------------     ----------------
         .61                  .63                  .63(b)               .67(b)
        (.12)                (.99)                (.10)                 .47
----------------     ----------------     ----------------     ----------------
         .49                 (.36)                 .53                 1.14
----------------     ----------------     ----------------     ----------------
        (.60)                (.63)                (.63)                (.67)
----------------     ----------------     ----------------     ----------------
    $  10.11             $  10.22             $  11.21             $  11.31
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.94%               (3.31)%               4.96%               10.80%
    $522,556             $503,874             $514,952             $421,504
    $527,117             $506,888             $474,901             $381,735
         .84%                 .82%                 .66%(b)              .62%(b)
         .59%                 .57%                 .51%(b)              .52%(b)
        6.05%                5.86%                5.73%(b)             6.03%(b)
          46%                  27%                  16%                  13%

    See Notes to Financial Statements                                     59

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   April 30, 2002*
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   10.11
                                                                   ---------------
Income from investment operations
Net investment income                                                       .58
Net realized and unrealized gain (loss) on investment
   transactions                                                            (.06)
                                                                   ---------------
      Total from investment operations                                      .52
                                                                   ---------------
Less distributions
Dividends from net investment income                                       (.57)
                                                                   ---------------
Net asset value, end of year                                          $   10.06
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(a):                                                           5.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 285,581
Average net assets (000)                                              $ 307,192
Ratios to average net assets:
   Expenses, including distribution fees                                   1.09%
   Expenses, excluding distribution fees                                    .59%
   Net investment income                                                   5.62%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 5.59% to 5.62%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.
    60                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  10.22             $  11.21             $  11.31             $  10.84
----------------     ----------------     ----------------     ----------------
         .59                  .60                  .59(b)               .63(b)
        (.13)                (.99)                (.10)                 .47
----------------     ----------------     ----------------     ----------------
         .46                 (.39)                 .49                 1.10
----------------     ----------------     ----------------     ----------------
        (.57)                (.60)                (.59)                (.63)
----------------     ----------------     ----------------     ----------------
    $  10.11             $  10.22             $  11.21             $  11.31
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.68%               (3.55)%               4.59%               10.36%
    $324,299             $457,841             $649,706             $669,223
    $375,632             $559,879             $666,885             $669,132
        1.09%                1.07%                1.01%(b)             1.02%(b)
         .59%                 .57%                 .51%(b)              .52%(b)
        5.78%                5.59%                5.38%(b)             5.63%(b)

    See Notes to Financial Statements                                     61

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   April 30, 2002*
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.11
                                                                   ---------------
Income from investment operations
Net investment income                                                      .55
Net realized and unrealized gain (loss) on investment
   transactions                                                           (.05)
                                                                   ---------------
      Total from investment operations                                     .50
                                                                   ---------------
Less distributions
Dividends from net investment income                                      (.55)
                                                                   ---------------
Net asset value, end of year                                           $ 10.06
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(a):                                                          5.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $26,619
Average net assets (000)                                               $27,814
Ratios to average net assets:
   Expenses, including distribution fees                                  1.34%
   Expenses, excluding distribution fees                                   .59%
   Net investment income                                                  5.38%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 5.35% to 5.38%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.
    62                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  10.22             $  11.21             $  11.31             $  10.84
    --------             --------             --------             --------
         .56                  .57                  .57(b)               .61(b)
        (.12)                (.99)                (.10)                 .47
    --------             --------             --------             --------
         .44                 (.42)                 .47                 1.08
    --------             --------             --------             --------
        (.55)               (0.57)                (.57)                (.61)
    --------             --------             --------             --------
    $  10.11             $  10.22             $  11.21             $  11.31
    --------             --------             --------             --------
    --------             --------             --------             --------
        4.42%               (3.79)%               4.33%               10.09%
    $ 27,263             $ 30,061             $ 32,939             $ 20,554
    $ 28,028             $ 32,762             $ 26,114             $ 14,932
        1.34%                1.32%                1.26%(b)             1.27%(b)
         .59%                 .57%                 .51%(b)              .52%(b)
        5.55%                5.36%                5.15%(b)             5.39%(b)

    See Notes to Financial Statements                                     63

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                   ---------------
                                                                     Year Ended
                                                                   April 30, 2002*
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.10
                                                                       -------
Income from investment operations
Net investment income                                                      .63
Net realized and unrealized gain (loss) on investment
   transactions                                                           (.06)
                                                                       -------
      Total from investment operations                                     .57
                                                                       -------
Less distributions
Dividends from net investment income                                      (.62)
                                                                       -------
Net asset value, end of year                                           $ 10.05
                                                                       -------
                                                                       -------
TOTAL RETURN(a):                                                          5.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 7,000
Average net assets (000)                                               $ 6,368
Ratios to average net assets:
   Expenses, including distribution fees                                   .59%
   Expenses, excluding distribution fees                                   .59%
   Net investment income                                                  6.14%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $.01 and decrease net realized and unrealized gain (loss) per share by $.01 and increase the ratio of net investment income from 6.11% to 6.14%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.
    64                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                             Year Ended April 30,
-------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $10.21              $  11.20             $  11.30              $10.83
    -------              --------             --------             -------
        .64                   .65                  .65(b)              .68(b)
       (.13)                 (.99)                (.10)                .47
    -------              --------             --------             -------
        .51                  (.34)                 .55                1.15
    -------              --------             --------             -------
       (.62)                 (.65)                (.65)               (.68)
    -------              --------             --------             -------
     $10.10              $  10.21             $  11.20              $11.30
    -------              --------             --------             -------
    -------              --------             --------             -------
       5.19%                (3.07)%               5.11%              10.91%
     $5,966              $  7,802             $ 13,839              $9,919
     $7,182              $ 10,493             $ 13,648              $6,064
        .59%                  .57%                 .51%(b)             .52%(b)
        .59%                  .57%                 .51%(b)             .52%(b)
       6.32%                 6.07%                5.89%(b)            6.14%(b)

    See Notes to Financial Statements                                     65

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights

                                                                       Class A
                                                                   ---------------
                                                                     Year Ended
                                                                   April 30, 2002*
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   10.91
                                                                   ---------------
Income from investment operations
Net investment income                                                       .52
Net realized and unrealized gain (loss) on investment
   transactions                                                             .17
                                                                   ---------------
      Total from investment operations                                      .69
                                                                   ---------------
Less dividends and distributions
Dividends from net investment income                                       (.52)
Distributions in excess of net investment income                             --
Distributions from net realized capital gains                                --
                                                                   ---------------
      Total distributions                                                  (.52)
                                                                   ---------------
Net asset value, end of year                                          $   11.08
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(a):                                                           6.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 261,227
Average net assets (000)                                              $ 269,146
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .87%
   Expenses, excluding distribution and service (12b-1) fees                .62%
   Net investment income                                                   4.64%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   22%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.62% to 4.64%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.
    66                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  10.40             $  11.18             $  11.05             $  10.90
----------------     ----------------     ----------------     ----------------
         .51                  .51                  .53                  .53(b)
         .51                 (.78)                 .23                  .40
----------------     ----------------     ----------------     ----------------
        1.02                 (.27)                 .76                  .93
----------------     ----------------     ----------------     ----------------
        (.51)                (.51)                (.53)                (.53)
          --                   --                 (.01)                  --(c)
          --                   --                 (.09)                (.25)
----------------     ----------------     ----------------     ----------------
        (.51)                (.51)                (.63)                (.78)
----------------     ----------------     ----------------     ----------------
    $  10.91             $  10.40             $  11.18             $  11.05
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        9.90%               (2.38)%               6.88%                8.67%
    $265,718             $238,690             $251,300             $224,409
    $254,718             $243,756             $240,652             $222,115
         .89%                 .88%                 .75%                 .69%(b)
         .64%                 .63%                 .60%                 .59%(b)
        4.72%                4.78%                4.61%                4.75%(b)
          38%                  26%                  15%                  85%

    See Notes to Financial Statements                                     67

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                   ---------------
                                                                     Year Ended
                                                                   April 30, 2002*
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.92
                                                                   ---------------
Income from investment operations
Net investment income                                                      .49
Net realized and unrealized gain (loss) on investment
   transactions                                                            .17
                                                                   ---------------
   Total from investment operations                                        .66
                                                                   ---------------
Less dividends and distributions
Dividends from net investment income                                      (.49)
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                   ---------------
   Total distributions                                                    (.49)
                                                                   ---------------
Net asset value, end of year                                           $ 11.09
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(a):                                                          6.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $55,145
Average net assets (000)                                               $54,136
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.12%
   Expenses, excluding distribution and service (12b-1) fees               .62%
   Net investment income                                                  4.40%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.38% to 4.40%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.
    68                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
    $  10.41             $  11.19             $  11.06             $  10.91
    --------         ----------------     ----------------     ----------------
         .48                  .48                  .48                  .49(b)
         .51                 (.78)                 .23                  .40
    --------         ----------------     ----------------     ----------------
         .99                 (.30)                 .71                  .89
    --------         ----------------     ----------------     ----------------
        (.48)                (.48)                (.48)                (.49)
          --                   --                 (.01)                  --(c)
          --                   --                 (.09)                (.25)
    --------         ----------------     ----------------     ----------------
        (.48)                (.48)                (.58)                (.74)
    --------         ----------------     ----------------     ----------------
    $  10.92             $  10.41             $  11.19             $  11.06
    --------         ----------------     ----------------     ----------------
    --------         ----------------     ----------------     ----------------
        9.63%               (2.62)%               6.50%                8.23%
    $ 55,459             $ 91,989             $175,520             $236,370
    $ 70,084             $131,052             $208,775             $270,553
        1.14%                1.13%                1.10%                1.09%(b)
         .64%                 .63%                 .60%                 .59%(b)
        4.48%                4.51%                4.25%                4.35%(b)

    See Notes to Financial Statements                                     69

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                   ---------------
                                                                     Year Ended
                                                                   April 30, 2002*
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.92
                                                                       -------
Income from investment operations
Net investment income                                                      .47
Net realized and unrealized gain (loss) on investment
   transactions                                                            .16
                                                                       -------
   Total from investment operations                                        .63
                                                                       -------
Less dividends and distributions
Dividends from net investment income                                      (.46)
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                       -------
   Total distributions                                                    (.46)
                                                                       -------
Net asset value, end of year                                           $ 11.09
                                                                       -------
                                                                       -------
TOTAL RETURN(a):                                                          5.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 6,456
Average net assets (000)                                               $ 5,320
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.37%
   Expenses, excluding distribution and service (12b-1) fees               .62%
   Net investment income                                                  4.17%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains per share by $0.01 and increase the ratio of net investment income from 4.14% to 4.17%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.
    70                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $10.41               $11.19               $11.06               $10.91
    -------              -------              -------              -------
        .45                  .46                  .45                  .46(b)
        .51                 (.78)                 .23                  .40
    -------              -------              -------              -------
        .96                 (.32)                 .68                  .86
    -------              -------              -------              -------
       (.45)                (.46)                (.45)                (.46)
         --                   --                 (.01)                  --(c)
         --                   --                 (.09)                (.25)
    -------              -------              -------              -------
       (.45)                (.46)                (.55)                (.71)
    -------              -------              -------              -------
     $10.92               $10.41               $11.19               $11.06
    -------              -------              -------              -------
    -------              -------              -------              -------
       9.37%               (2.86)%               6.24%                7.96%
     $4,085               $2,949               $2,708               $1,509
     $3,413               $2,988               $1,856               $1,142
       1.39%                1.38%                1.35%                1.34%(b)
        .64%                 .63%                 .60%                 .59%(b)
       4.23%                4.29%                4.03%                4.11%(b)

    See Notes to Financial Statements                                     71

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                   ---------------
                                                                     Year Ended
                                                                   April 30, 2002*
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 10.91
                                                                       -------
Income from investment operations
Net investment income                                                      .55
Net realized and unrealized gain (loss) on investment
   transactions                                                            .15
                                                                       -------
   Total from investment operations                                        .70
                                                                       -------
Less dividends and distributions
Dividends from net investment income                                      (.54)
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                               --
                                                                       -------
   Total distributions                                                    (.54)
                                                                       -------
Net asset value, end of year                                           $ 11.07
                                                                       -------
                                                                       -------
TOTAL RETURN(a):                                                          6.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 4,238
Average net assets (000)                                               $ 3,152
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .62%
   Expenses, excluding distribution and service (12b-1) fees               .62%
   Net investment income                                                  4.91%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
*Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains per share by $0.01 and increase the ratio of net investment income from 4.88% to 4.91%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.
    72                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                             Year Ended April 30,
-------------------------------------------------------------------------------
      2001                 2000                 1999                 1998
-------------------------------------------------------------------------------------
     $10.40               $11.18               $11.05               $10.91
    -------              -------              -------              -------
        .53                  .54                  .54                  .54(b)
        .51                 (.78)                 .23                  .39
    -------              -------              -------              -------
       1.04                 (.24)                 .77                  .93
    -------              -------              -------              -------
       (.53)                (.54)                (.54)                (.54)
         --                   --                 (.01)                  --(c)
         --                   --                 (.09)                (.25)
    -------              -------              -------              -------
       (.53)                (.54)                (.64)                (.79)
    -------              -------              -------              -------
     $10.91               $10.40               $11.18               $11.05
    -------              -------              -------              -------
    -------              -------              -------              -------
      10.17%               (2.13)%               7.04%                8.68%
     $2,182               $1,429               $4,312               $  418
     $1,993               $1,960               $3,523               $  173
        .64%                 .63%                 .60%                 .60%(b)
        .64%                 .63%                 .60%                 .60%(b)
       4.99%                4.94%                4.77%                4.92%(b)

    See Notes to Financial Statements                                     73

       Prudential Municipal Bond Fund
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Municipal Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Series and Insured Series (constituting Prudential Municipal Bond Fund, hereafter referred to as the 'Fund') at April 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 19, 2002
    74

       Prudential Municipal Bond Fund
             Tax Information (Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended April 30, 2002.

During its fiscal year ended April 30, 2002, the Fund paid aggregate dividends from net investment income, all of which were federally tax-exempt interest dividends, as follows:

                                                                 Dividends per Share
                                                    ----------------------------------------------
Series                                              Class A      Class B      Class C      Class Z
-----------------------------------------------     -------      -------      -------      -------
High Income Series                                   $ .60        $ .57        $ .55        $ .62
Insured Series                                       $ .52        $ .49        $ .46        $ .54

The High Income Series and the Insured Series paid ordinary distributions of $0.001 and $0.0004 per share, respectively, (taxable as ordinary income) to Class A, B, C and Z shareholders.

Shortly after the close of the calendar year ending December 31, 2002, you will be advised again as to the federal tax status of the dividends and distributions received in calendar 2002. In addition, you will be advised at that time as to the portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to state taxability.
                                                                          75

       Prudential Municipal Bond Fund            www.PruFN.com (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Trustees

                                                                                        Term of Office
                                                                                          and Length
                                                                  Position                 of Time
                         Name, Address** and Age                  With Fund               Served***
                         ------------------------------------------------------------------------------
                         Eugene C. Dorsey (75)                    Trustee                 Since 1996
                         Delayne Dedrick Gold (63)                Trustee                 Since 1996
                         Thomas T. Mooney (60)                    Trustee                 Since 1986
                         Stephen P. Munn (59)                     Trustee                 Since 1999
                                                                                                              Number of
                                                                                                            Fund Complex
                                                                      Principal Occupations                  Overseen by
                         Name, Address** and Age                       During Past 5 Years                     Trustee
                         ----------------------------------
                         Eugene C. Dorsey (75)               Retired President, Chief Executive                  78
                                                             Officer and Trustee of the Gannett
                                                             Foundation (now Freedom Forum) (since
                                                             December 1989); formerly Publisher of
                                                             four Gannett newspapers and Vice
                                                             President of Gannett Co., Inc.; Chairman
                                                             of Independent Sector, Washington, D.C.
                                                             (largest national coalition of
                                                             philanthropic organizations); Chairman
                                                             of the American Council for the Arts;
                                                             Director of the Advisory Board of Chase
                                                             Manhattan Bank of Rochester.
                         Delayne Dedrick Gold (63)           Marketing Consultant.                               89
                         Thomas T. Mooney (60)               President of the Greater Rochester Metro            95
                                                             Chamber of Commerce; formerly Rochester
                                                             City Manager; formerly Deputy Monroe
                                                             County Executive; Trustee of Center for
                                                             Governmental Research, Inc.; Director of
                                                             Blue Cross of Rochester, Monroe County
                                                             Water Authority and Executive Service
                                                             Corps of Rochester.
                         Stephen P. Munn (59)                Formerly Chief Executive Officer                    73
                                                             (1988-2001) and President of Carlisle
                                                             Companies Incorporated.


                                                                         Other
                                                                   Directorships Held
                         Name, Address** and Age                   by the Trustee****
                         ----------------------------------
                         Eugene C. Dorsey (75)               Director (since 1996) of First
                                                             Financial Fund, Inc. and
                                                             Director (since 1996) of The
                                                             High Yield Plus Fund, Inc.

                         Delayne Dedrick Gold (63)
                         Thomas T. Mooney (60)               Director, President and
                                                             Treasurer (since 1986) of
                                                             First Financial Fund, Inc. and
                                                             Director (since 1988) of The
                                                             High Yield Plus Fund, Inc.

                         Stephen P. Munn (59)                Chairman of the Board (since
                                                             January 1994) and Director
                                                             (since 1988) of Carlisle
                                                             Companies Incorporated
                                                             (manufacturer of industrial
                                                             products); Director of Gannett
                                                             Co. Inc. (publishing and
                                                             media).

    76                                                                    77

       Prudential Municipal Bond Fund             www.PruFN.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                        Term of Office
                                                                                          and Length
                                                                  Position                 of Time
                         Name, Address** and Age                  With Fund               Served***
                         ------------------------------------------------------------------------------
                         Richard A. Redeker (58)                  Trustee                 Since 1993
                         Nancy H. Teeters (71)                    Trustee                 Since 1996
                         Louis A. Weil, III (61)                  Trustee                 Since 1986
                                                                                                              Number of
                                                                                                            Portfolios in
                                                                                                            Fund Complex
                                                                      Principal Occupations                  Overseen by
                         Name, Address** and Age                       During Past 5 Years                     Trustee
                         ----------------------------------
                         Richard A. Redeker (58)             Formerly Management Consultant of                   73
                                                             Invesmart, Inc. (August 2001-October
                                                             2001); formerly employee of Prudential
                                                             Investments (October 1996-January 1998)
                         Nancy H. Teeters (71)               Economist; formerly Vice President and              72
                                                             Chief Economist of International
                                                             Business Machines Corporation; formerly
                                                             Director of Inland Steel Industries
                                                             (July 1984-1999), formerly Governor of
                                                             The Federal Reserve (September 1978-June
                                                             1984).
                         Louis A. Weil, III (61)             Formerly Chairman (January 1999-July                73
                                                             2000), President and Chief Executive
                                                             Officer (January 1996-July 2000) and
                                                             Director (since September 1991) of
                                                             Central Newspapers, Inc.; formerly
                                                             Chairman of the Board (January 1996-July
                                                             2000), Publisher and Chief Executive
                                                             Officer (August 1991-December 1995) of
                                                             Phoenix Newspapers, Inc.

                                                                         Other
                                                                   Directorships Held
                         Name, Address** and Age                   by the Trustee****
                         ----------------------------------
                         Richard A. Redeker (58)

                         Nancy H. Teeters (71)

                         Louis A. Weil, III (61)


    78                                                                    79

       Prudential Municipal Bond Fund            www.PruFN.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.
       Interested Directors

                                                                                        Term of Office
                                                                                          and Length
                                                                  Position                 of Time
                         Name, Address** and Age                  With Fund               Served***
                         ------------------------------------------------------------------------------
                         *Robert F. Gunia (55)                    Vice President          Since 1996
                                                                  and Trustee
                         *David R. Odenath, Jr. (45)              President and           Since 1999
                                                                  Trustee
                                                                                                              Number of
                                                                                                            Fund Complex
                                                                      Principal Occupations                  Overseen by
                         Name, Address** and Age                       During Past 5 Years                     Trustee
                         ----------------------------------
                         *Robert F. Gunia (55)               Executive Vice President and Chief                  112
                                                             Administrative Officer (since June 1999)
                                                             of PI; Executive Vice President and
                                                             Treasurer (since January 1996) of PI;
                                                             President (since April 1999) of
                                                             Prudential Investment Management
                                                             Services LLC (PIMS); Corporate Vice
                                                             President (since September 1997) of The
                                                             Prudential Insurance Company of America
                                                             (Prudential); formerly Senior Vice
                                                             President (March 1987-May 1999) of
                                                             Prudential Securities Incorporated
                                                             (Prudential Securities); formerly Chief
                                                             Administrative Officer (July
                                                             1989-September 1996), Director (January
                                                             1989-September 1996) and Executive Vice
                                                             President, Treasurer and Chief Financial
                                                             Officer (June 1987-December 1996) of
                                                             PMF; Vice President and Director (since
                                                             May 1992) of Nicholas-Applegate Fund,
                                                             Inc.
                         *David R. Odenath, Jr. (45)         President, Chief Executive Officer and              115
                                                             Chief Operating Officer (since June
                                                             1999) of PI; Senior Vice President
                                                             (since June 1999) of Prudential;
                                                             formerly Senior Vice President (August
                                                             1993-May 1999) of PaineWebber Group,
                                                             Inc.

                                                                         Other
                                                                   Directorships Held
                         Name, Address** and Age                   by the Trustee****
                         ----------------------------------
                         *Robert F. Gunia (55)               Vice President and Director
                                                             (since May 1989) of The Asia
                                                             Pacific Fund, Inc.

                         *David R. Odenath, Jr. (45)

    80                                                                    81

       Prudential Municipal Bond Fund            www.PruFN.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                        Term of Office
                                                                                          and Length
                                                                  Position                 of Time
                         Name, Address** and Age                  With Fund               Served***
                         ------------------------------------------------------------------------------
                         *Judy A. Rice (54)                       Vice President          Since 2000
                                                                  and Trustee
                                                                                                              Number of
                                                                                                            Portfolios in
                                                                                                            Fund Complex
                                                                      Principal Occupations                  Overseen by
                         Name, Address** and Age                       During Past 5 Years                     Trustee
                         ----------------------------------
                         *Judy A. Rice (54)                  Executive Vice President (since 1999) of            111
                                                             PI; formerly various positions to Senior
                                                             Vice President (1992-1999) of Prudential
                                                             Securities; and various positions to
                                                             Managing Director (1975-1992) of Salomon
                                                             Smith Barney; Member of Board of
                                                             Governors of the Money Management
                                                             Institute; Member of the Prudential
                                                             Securities Operating Council and a
                                                             Member of the Board of Directors for the
                                                             National Association for Variable
                                                             Annuities.

                                                                         Other
                                                                   Directorships Held
                         Name, Address** and Age                   by the Trustee****
                         ----------------------------------
                         *Judy A. Rice (54)


      Information pertaining to the officers of the Fund is set forth below.
       Officers

                                                                                        Term of Office
                                                                                          and Length
                                                                  Position                 of Time
                         Name, Address** and Age                  With Fund               Served***
                         ------------------------------------------------------------------------------
                         Grace C. Torres (43)                     Treasurer and           Since 1996
                                                                  Principal
                                                                  Financial and
                                                                  Accounting
                                                                  Officer
                         Deborah A. Docs (44)                     Secretary               Since 1996
                         Marguerite E.H. Morrison (46)            Assistant               Since 2002
                                                                  Secretary

                                                                      Principal Occupations
                         Name, Address** and Age                       During Past 5 Years
                         ----------------------------------
                         Grace C. Torres (43)                Senior Vice President (since January
                                                             2000) of PI; formerly First Vice
                                                             President (December 1996-January 2000)
                                                             of PIFM and First Vice President (March
                                                             1993-1999) of Prudential Securities.
                         Deborah A. Docs (44)                Vice President and Corporate Counsel
                                                             (since January 2001) of Prudential; Vice
                                                             President and Assistant Secretary (since
                                                             December 1996) of PI.
                         Marguerite E.H. Morrison (46)       Vice President and Chief Legal Officer -
                                                             Mutual Funds and Unit Investment Trusts
                                                             (since August 2000) of Prudential;
                                                             Senior Vice President and Assistant
                                                             Secretary (since February 2001) of PI;
                                                             Vice President and Assistant Secretary
                                                             of PIMS (since October 2001), previously
                                                             Vice President and Associate General
                                                             Counsel (December 1996 - February 2001)
                                                             of PI and Vice President and Associate
                                                             General Counsel (September 1987 -
                                                             September 1996) of Prudential
                                                             Securities.

                         Name, Address** and Age
                         ----------------------------------
                         Grace C. Torres (43)

                         Deborah A. Docs (44)

                         Marguerite E.H. Morrison (46)


    82                                                                    83

       Prudential Municipal Bond Fund             www.PruFN.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.
------------------

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of employment with the
      Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential
      Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey
      07102-4077.
  *** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or Officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (i.e., 'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Trustees is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    84                                                                    85

Prudential Municipal Bond Fund  High Income Series

Class A  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 4/30/02
                      One Year    Five Years     Ten Years    Since Inception
With Sales Charge      2.36%     3.85% (3.83)   5.52% (5.48)    5.99% (5.94)
Without Sales Charge   5.53%     4.48% (4.46)   5.84% (5.81)    6.25% (6.20)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/High Income Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the beginning of the 10-year period (April 30, 1992), and the account values at the end of the current fiscal year (April 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without waiver of fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

   www.prudential.com  (800) 225-1852

Class B  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 4/30/02
                      One Year    Five Years     Ten Years    Since Inception
With Sales Charge      0.29%     4.01% (3.99)   5.47% (5.44)   6.73% (6.62)
Without Sales Charge   5.27%     4.17% (4.15)   5.47% (5.44)   6.73% (6.62)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/High Income Series (Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the beginning of the 10-year period (April 30, 1992) and the account values at the end of the current fiscal year (April 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on April 30 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Without waiver of fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Bond Fund  High Income Series

Class C  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 4/30/02
                      One Year    Five Years     Ten Years    Since Inception
With Sales Charge      2.97%     3.70% (3.68)       N/A         4.61% (4.57)
Without Sales Charge   5.00%     3.91% (3.89)       N/A         4.74% (4.70)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/High Income Series (Class C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (April 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on April 30, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Without waiver of fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

     www.prudential.com  (800) 225-1852

Class Z  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 4/30/02
 One Year    Five Years     Ten Years    Since Inception
   5.79%    4.69% (4.67)      N/A         4.95% (4.92)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/High Income Series (Class Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class Z shares (September 16, 1996) and the account values at the end of the current fiscal year (April 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. Theses returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Bond Fund  Insured Series

Class A  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 4/30/02
                      One Year    Five Years     Ten Years    Since Inception
With Sales Charge      3.19%     5.16% (5.16)   5.81% (5.78)   6.32% (6.25)
Without Sales Charge   6.38%     5.80% (5.80)   6.13% (6.10)   6.58% (6.51)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/Insured Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the beginning of the 10-year period (April 30, 1992), and the account values at the end of the current fiscal year (April 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without waiver of fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

       www.prudential.com  (800) 225-1852

Class B  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 4/30/02
                      One Year    Five Years     Ten Years    Since Inception
With Sales Charge      1.12%     5.32% (5.32)   5.76% (5.73)   6.81% (6.48)
Without Sales Charge   6.12%     5.48% (5.48)   5.76% (5.73)   6.81% (6.48)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/Insured Series (Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the beginning of the 10-year period (April 30, 1992) and the account values at the end of the current fiscal year (April 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the applicable CDSC was deducted from the value of the investment in Class B shares, assuming full redemption on April 30 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Without waiver of fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Bond Fund  Insured Series

Class C  Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 4/30/02
                      One Year    Five Years     Ten Years    Since Inception
With Sales Charge      3.81%     5.01% (5.01)       N/A         5.16% (5.12)
Without Sales Charge   5.86%     5.23% (5.23)       N/A         5.29% (5.26)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/Insured Series (Class C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (April 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on April 30, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Without waiver of fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

      www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 4/30/02
 One Year   Five Years   Ten Years   Since Inception
  6.55%    5.97% (5.97)      N/A       5.83% (5.81)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund/Insured Series (Class Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class Z shares (September 16, 1996) and the account values at the end of the current fiscal year (April 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charge, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. The Index is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

TRUSTEES
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols  High Income Series     Insured Series
               Nasdaq    CUSIP      Nasdaq      CUSIP
  Class A      PRHAX   74435L103    PMIAX     74435L301
  Class B      PMHYX   74435L202    PMINX     74435L400
  Class C      PHICX   74435L707    PMICX     74435L806
  Class Z      PHIZX   74435L871    PMIZX     74435L863

MF133E  IFS-A071806